                              PROSPECT HILL TRUST
                             215 NORTH MAIN STREET
                           WEST BEND, WISCONSIN 53095

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                     PROSPECT HILL PRIME MONEY MARKET FUND


To shareholders of the PROSPECT HILL PRIME MONEY MARKET FUND of PROSPECT HILL TRUST:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Prospect Hill Prime Money Market Fund (the "Institutional Fund"), a series of Prospect Hill Trust ("Prospect Hill"), will be held at West Bend Community Memorial Library, 230 South 6th Avenue, West Bend, Wisconsin, on Thursday, December 28, 1995 at 3:00 p.m., Central time. The purpose of the Special Meeting is to consider and act upon the following proposals:

                 1. To approve an Agreement and Plan of Reorganization and Liquidation under which the Cash Reserve Portfolio, a series of Principal Preservation Portfolios, Inc., would acquire all of the assets, subject to all of the liabilities, of the Institutional Fund, in exchange for shares of Class B Common Stock, $.001 per share par value, of the Cash Reserve Portfolio, all as described in the accompanying Proxy Statement/Prospectus.

                 2. To transact such other business as properly may come before the meeting or any adjournment thereof.

         The Trustees of Prospect Hill have fixed the close of business on Wednesday, November 29, 1995, as the record date for the determination of the shareholders of the Institutional Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

                                       By Order of the Board of Trustees,



                                       S. Charles O'Meara, Secretary

West Bend, Wisconsin
December 8, 1995

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POST-PAID ENVELOPE.

                              PROSPECT HILL TRUST
                     PROSPECT HILL PRIME MONEY MARKET FUND

                                PROXY STATEMENT

                           __________________________

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                 CASH RESERVE PORTFOLIO (CLASS Y COMMON STOCK)

                                   PROSPECTUS


         This Proxy Statement/Prospectus is being furnished to the shareholders of Prospect Hill Prime Money Market Fund (the "Institutional Fund"), a series of Prospect Hill Trust ("Prospect Hill"), in connection with a proposed transaction (the "Reorganization") whereby the Hub and Spoke(R) structure in which the Institutional Fund presently operates as one of two spokes would be collapsed into a single mutual fund with two separate classes of shares, one class which would have a distribution system and fee structure directed to institutional investors (the "Institutional Class") similar to the Institutional Fund, and a second class which would have a distribution system and fee structure (including a Rule 12b-1 fee) directed to retail investors identical to the Cash Reserve Portfolio ("Cash Reserve"). Cash Reserve is a retail money market series of Principal Preservation Portfolios, Inc. ("Principal Preservation") which presently operates as the second spoke of the Hub and Spoke(R) structure.

         In the Reorganization, Cash Reserve would acquire all of the assets (subject to the liabilities) of the Institutional Fund in exchange for shares of Cash Reserve's Institutional Class. Shares of the Institutional Class so received by the Institutional Fund would be distributed pro rata to shareholders of the Institutional Fund, and the Institutional Fund would be dissolved. As a result of the Reorganization, each shareholder of the Institutional Fund would receive, in exchange for the shares of the Institutional Fund owned by such shareholder, an equal number of shares of Cash Reserve's Institutional Class valued at $1.00 per share. Following the proposed Reorganization, the assets of the Institutional Fund acquired by Cash Reserve would continue to be managed under the Institutional Fund's current investment objective and pursuant to its current investment programs and policies, except that, rather than attempting to achieve this investment objective by investing all of the investable assets in the hub fund, Cash Reserve would attempt to achieve this objective by retaining an investment adviser to directly manage those assets, together with Cash Reserve's other assets. Ziegler Asset Management, Inc. ("ZAMI") would continue to serve as the investment adviser pursuant to the terms of an investment advisory agreement substantively identical (including advisory fees provided thereunder) to the current Investment Advisory Agreement by and between ZAMI and The Prime Portfolios (on behalf of The Prime Money Market Portfolio), dated August 1, 1994.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         CASH RESERVE'S INSTITUTIONAL CLASS OF SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE PRINCIPAL PRESERVATION WILL SEEK TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE OF THE CASH RESERVE'S INSTITUTIONAL CLASS OF SHARES, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUING BASIS.

         UPON REQUEST AND AT NO COST TO A REQUESTING SHAREHOLDER, PROSPECT HILL WILL MAIL, BY FIRST CLASS MAIL, COPIES OF THE ANNUAL REPORT TO SHAREHOLDERS DATED DECEMBER 31, 1994 AND THE SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED JUNE 30, 1995 OF THE INSTITUTIONAL FUND. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF

S. CHARLES O'MEARA, SECRETARY, PROSPECT HILL TRUST, 215 NORTH MAIN STREET, WEST BEND, WISCONSIN 53095, OR BY TELEPHONE: (800) 255-5537.


This Proxy Statement/Prospectus is first being mailed to shareholders on or about December 11, 1995.

                               TABLE OF CONTENTS

AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

INTRODUCTION AND VOTING INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Solicitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Purpose of Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Quorum and Voting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Adjournment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Interests of Certain Persons in the Reorganization . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         Recommendation of Board of Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

PRO FORMA EXPENSE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         Proposed Reorganization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         Comparison of Shares of Institutional Fund to Shares of Cash Reserve's Institutional Class . . . . . . 10
         Tax Consequences . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

THE PROPOSED REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         Plan of Reorganization and Liquidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         Reasons for the Proposed Reorganization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
         Description of Shares of Cash Reserve's Institutional Class  . . . . . . . . . . . . . . . . . . . . . 14
         Tax Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
         Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

INFORMATION ABOUT CASH RESERVE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
         Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
         Investment Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
         Fundamental Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
         Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         Determination of Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         Redemptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         Dividends, Capital Gains Distributions and Reinvestments . . . . . . . . . . . . . . . . . . . . . . . 26
         Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
         Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
         Interests of Experts and Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
         Costs of Solicitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
         Shareholder Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION . . . . . . . . . . . . . . . . . . . . . .  A-1


                             AVAILABLE INFORMATION

         Principal Preservation has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Cash Reserve's Institutional Class offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus and the accompanying Statement of Additional Information omit certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at such address. For further information, references made to the Registration Statement and to the exhibits thereto.

         Prospect Hill and Principal Preservation are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and the 1940 Act, and in accordance therewith file reports and other information with the Commission. Reports, proxy statements and other information filed by Prospect Hill and/or Principal Preservation with the Commission can be inspected and copied at the Public Reference Facilities of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: Seven World Trade Center, 13th Floor, New York, New York 10048; and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621. Copies of such material may be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

         No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus in connection with the offer contained in this Proxy Statement/ Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Prospect Hill or Principal Preservation.
This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction. Neither the delivery of this Proxy Statement/Prospectus nor any sale hereunder shall under any circumstances create any implication that there have been no changes in the affairs of Prospect Hill or Principal Preservation subsequent to the date of this Proxy Statement/ Prospectus.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         A Statement of Additional Information, dated December 8, 1995, relating to the proposed Reorganization described in this Proxy Statement/Prospectus (the "Reorganization SAI") has been filed with the Commission and is incorporated by reference herein. A copy of the Reorganization SAI accompanies this Proxy Statement/Prospectus. The Institutional Fund's current Prospectus and Statement of Additional Information, each dated May 1, 1995, as supplemented to date (the "Institutional Fund Prospectus" and "Institutional Fund SAI", respectively) have been filed with the Commission as part of Post-Effective Amendment No. 3 to Prospect Hill's Registration Statement on Form N-1A (1933 Act Reg. No. 33-56810; 1940 Act File No. 811-7424), and are incorporated by reference herein. A copy of the Institutional Fund Prospectus accompanies this Proxy Statement/Prospectus. Copies of the Institutional Fund SAI may be obtained without charge by writing to or calling B.C. Ziegler and Company at the above address or telephone number.

         All information contained in this Proxy Statement/Prospectus relating to Prospect Hill and/or the Institutional Fund has been supplied by Prospect Hill, and all information relating to Principal Preservation and/or Cash Reserve has been supplied by Principal Preservation.

                      INTRODUCTION AND VOTING INFORMATION

SOLICITATION

         This Proxy Statement/Prospectus is being furnished to the shareholders of the Institutional Fund in connection with the solicitation of proxies by Prospect Hill's Board of Trustees to be used at a Special Meeting of Shareholders (the "Special Meeting") to be held at West Bend Community Memorial Library, 230 South 6th Avenue, West Bend, Wisconsin, on Thursday, December 28, 1995 at 3:00 p.m., Central time.

PURPOSE OF MEETING

         The purpose of the Special Meeting is to consider and vote upon an Agreement and Plan of Reorganization and Liquidation (the "Plan") pursuant to which the Institutional Fund would be reorganized into a specially-designated Institutional Class of common stock of Cash Reserve. A copy of the proposed Plan is attached as Appendix A to this Proxy Statement/Prospectus.

QUORUM AND VOTING

         The presence at the Special Meeting, in person or by proxy, of shareholders representing a majority of all shares of the Institutional Fund entitled to vote on a matter constitutes a quorum for the transaction of business. In tabulating votes on any matter, abstentions and broker non-votes will be counted as represented for purposes of determining the presence or absence of a quorum, but will not be counted as votes cast. Broker non-votes are proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote.

         Shares represented by properly executed proxies received by Prospect Hill will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies. However, if no instructions are specified, shares will be voted "FOR" proposal 1, and in the discretion of the persons named in the proxy on proposal 2. A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of Prospect Hill or be delivering a duly executed proxy bearing a later date.

         Shareholders of record at the close of business on November 29, 1995 (the "Record Date") will be entitled to one vote on each matter presented for each share so held. At that date there were 40,879,744 shares of common stock of the Institutional Fund outstanding.

         To be approved, the Plan and the Reorganization contemplated thereby will require the affirmative vote of a majority of the outstanding voting securities of the Institutional Fund, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). A majority of the outstanding voting securities means the lesser of: (1) 67% or more of the Institutional Fund's shares present at a meeting, if shareholders who are the owners of more than 50% of the Institutional Fund's shares then outstanding are present in person or by proxy; or (2) more than 50% of the Institutional Fund's outstanding shares.

ADJOURNMENT

         In the event that sufficient votes in favor of a proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement/Prospectus are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. The Special Meeting also may be adjourned in the event certain issues under the 1940 Act relating to the transactions contemplated by the Plan have not been resolved to the mutual satisfaction of Principal Preservation and Prospect Hill by the scheduled time of the Special Meeting. See "The Proposed Reorganization
- Plan of Reorganization and Liquidation." Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against any such proposal.

INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION

         The Institutional Fund presently is part of a two tiered, master/feeder money market mutual fund complex known as a Hub and Spoke(R) structure. In this structure, the Institutional Fund (which sometimes is referred to as a spoke) invests all of its investable assets in The Prime Money Market Portfolio (the "Hub"), a series of The Prime Portfolios. In theory, other investment vehicles, such as other investment companies, retirement plans, trust accounts, and other entities having a need for a money market facility, could become additional spokes of the Hub and invest assets in the Hub. At the Hub level, assets so invested would be aggregated with assets invested by other spokes and would be commonly managed. Presently the only other spoke in this Hub and Spoke structure is Cash Reserve. Like the Institutional Fund, Cash Reserve is a money market mutual fund which invests all of its investable assets in the Hub.

         Cash Reserve's capital structure presently consists of a single class of common stock. However, the Board of Directors of Principal Preservation has adopted an operating plan and taken other actions necessary to retitle (without altering the rights and privileges) Cash Reserve's presently authorized class of common stock as Class X Common Stock (the "Retail Class"), and to designate a second class of common stock, Class Y Common Stock (the "Institutional Class") within Cash Reserve. The Reorganization involves the collapsing of the Hub and Spoke structure into the multi-class structure of Cash Reserve, and eliminating the Hub, the Institutional Fund and the respective investment companies of which they are series. Following the Reorganization, all of the assets of the Institutional Fund and Cash Reserve presently invested in the Hub would be transferred to Cash Reserve, all of the presently outstanding shares of the Institutional Fund would be converted into an equal number of shares of Cash Reserve's Institutional Class, and all of the outstanding shares of Cash Reserve would be designated as shares of Cash Reserve's Retail Class (but would not otherwise be affected).

         Under the present Hub and Spoke structure, B.C. Ziegler and Company ("B.C. Ziegler"), a wholly-owned subsidiary of The Ziegler Companies, Inc., and ZAMI, another wholly-owned subsidiary of The Ziegler Companies, Inc., each provide various services to the Hub, the Institutional Fund and Cash Reserve, and receive fees for doing so (see the section of the accompanying Institutional Fund Prospectus captioned "Management of the Trust and Portfolio Series" for a detailed description of such services and their related compensation received by B.C. Ziegler and ZAMI). With minor exceptions, it is anticipated that, following the Reorganization, B.C. Ziegler and ZAMI will continue to provide comparable services to Cash Reserve with respect to both the Institutional Class and the Retail Class of Cash Reserve's shares for the same fees as presently paid by the Hub, the Institutional Fund or Cash Reserve, as the case may be, all pursuant to new agreements to be executed between Principal Preservation (on behalf of Cash Reserve) and ZAMI or B.C. Ziegler, as the case may be, with terms substantively identical to the current service agreements relating to such services.

         While the Reorganization is not expected directly to result in any increase in such fees payable to B.C. Ziegler and/or ZAMI, it is anticipated that the Reorganization will result in an overall reduction in the expenses presently allocated to the shareholders of the Institutional Fund and Cash Reserve, thereby reducing the expense ratio and making investment in the Institutional Class and Retail Class more attractive as compared to investment in shares of the Institutional Fund and Cash Reserve. This potentially could increase the total assets invested in the complex. Because certain of the service fees payable to B.C. Ziegler and ZAMI are based on average daily net assets, the increased asset size could result in greater fees payable to B.C. Ziegler and/or ZAMI over the long term. Notwithstanding that such reduction in expense ratios immediately will benefit shareholders, B.C. Ziegler and ZAMI may be deemed to have an indirect financial interest in the Reorganization by virtue of the potential increase in assets and related potential increase in fees payable to either or both of them.

         As a registered broker-dealer, B.C. Ziegler holds, as nominee for its customers, shares of the Institutional Fund with respect to which B.C. Ziegler has voting authority. Likewise, as a registered investment adviser, certain of ZAMI's customer advisory accounts hold shares of the Institutional Fund with respect to which ZAMI has voting authority. As of the Record Date, B.C. Ziegler and ZAMI together held such voting authority over 8,405,622 shares of the Institutional Fund, which represented approximately 20.6% of all shares of the Institutional Fund entitled to vote at the Special Meeting. To avoid any conflict of interest with respect to voting of such shares, B.C. Ziegler and ZAMI have determined that they will solicit voting instruction from the beneficial owners of all such shares, will vote any shares with respect to which instructions are received in accordance with such instructions, and will vote undirected shares in proportion to shares with respect to which voting direction is received. For example, if 1,000 shares were subject to B.C. Ziegler's and ZAMI's voting authority, and they received direction to vote 300 shares in favor of the Plan, 200 shares against the Plan, and received no direction with respect to the remaining 500 shares, then they would vote 600 of the 1,000 shares in favor of the Plan and the remaining 400 shares against the Plan.

         For a listing of other persons and entities owning beneficially or of record 5% or more of the shares of the Institutional Fund outstanding and entitled to vote at the Special Meeting, see the section of this Proxy Statement/Prospectus captioned "Miscellaneous - Principal Shareholders."

RECOMMENDATION OF BOARD OF TRUSTEES

         THE BOARD OF TRUSTEES OF PROSPECT HILL UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE INSTITUTIONAL FUND VOTE "FOR" APPROVAL OF THE PLAN. In doing so, the Trustees have acted in what they believe to be the best interests of the shareholders of the Institutional Fund, and have determined that the interests of the existing shareholders of the Institutional Fund will not be diluted as a result of the proposed Reorganization.


                         PRO FORMA EXPENSE INFORMATION

         The following table provides: (1) a summary of expenses relating to purchases and sales of shares of the Institutional Fund, and the aggregate annual operating expenses for the Institutional Fund and the Hub, as a percentage of average net assets of the Institutional Fund; (2) the pro forma comparison of expenses estimated with respect to purchases and sales of shares of the Institutional Class of Cash Reserve, and the annual operating expenses of Cash Reserve allocated to the Institutional Class, as a percentage of average net assets allocated to the Institutional Class; (3) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Institutional Fund; and (4) a pro forma comparison of the example illustrating the dollar cost of the pro forma estimated expenses of the Institutional Class of Cash Reserve on a $1,000 investment in shares of the Institutional Class. Shares of the Institutional Fund are sold, and shares of the Institutional Class of Cash Reserve will be sold, without a sales charge.

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                           Cash Reserve
                                                             Institutional Fund         Institutional Class
                                                             ------------------         -------------------

 Investment Management Fee . . . . . . . . . . . .                 0.20%                      0.20%
 Distribution (Rule 12b-1) fees  . . . . . . . . .                 None                       None

 Other Expenses:

       Administrative service fees . . . . . . . .                 0.10%                      0.15%(1)
       Miscellaneous . . . . . . . . . . . . . . .                 0.48%(2)                   0.29%(3)
                                                                   -----                      -----

 Total Other Expenses  . . . . . . . . . . . . . .                 0.58%                      0.44%
                                                                   -----                      -----
          TOTAL OPERATING EXPENSES . . . . . . . .                 0.78%                      0.64%
------------------------------                                     =====                      =====

(1) Adjusted to reflect increase in administrative fees payable following the Reorganization with respect to the Institutional Class of Cash Reserve as compared to those paid with respect to shares of the Institutional Fund. See "Summary - Comparison of Shares of Institutional Fund to Shares of Cash Reserve's Institutional Class."

(2) Miscellaneous other expenses of the Institutional Fund reflect actual expenses during the year ended December 31, 1994. Expenses incurred in future years may be higher or lower on a percentage basis than those shown in the table, depending upon the gross amount of such expenses and fluctuations in the average net assets of the Institutional Fund.

(3) The difference between this ratio and the comparable ratio for the Institutional Fund is attributable to the elimination of certain duplicative expenses associated with the Hub and Spoke structure that is expected to result from the Reorganization, such as compensation to outside trustees, audit fees, registration fees, etc. See "The Proposed Reorganization - Reasons for the Proposed Reorganization." Such cost savings are partially offset by the increased administrative service fees. See footnote (1) above.


                                    EXAMPLE


                                                 1 Year         3 Years        5 Years         10 Years
                                                 ------         -------        -------         --------

 A shareholder would pay the following
 expenses on a $1,000 investment, assuming:
 (1) 5% annual return; and (2) redemption at
 the end of each time period:
 In the Institutional Fund                       $ 8.00         $25.00         $43.00          $97.00

 In the Cash Reserve Institutional Class         $ 7.00         $21.00         $36.00          $80.00

         EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the table is to assist investors in understanding the various costs and expenses that shareholders of the Institutional Fund and persons who invest in shares of Cash Reserve's Institutional Class will bear directly or indirectly.

                                    SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement/ Prospectus and the Institutional Fund Prospectus incorporated herein and being delivered herewith. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus and the accompanying Reorganization SAI.

INTRODUCTION

Cash Reserve and the Institutional Fund currently constitute the only two spokes of a Hub and Spoke (R) money market mutual fund complex with respect to which The Prime Money Market Portfolio functions as the Hub. In this structure, Cash Reserve and the Institutional Fund each invest all of their investable assets in the Hub, where they are managed collectively under the common investment objective of the Institutional Fund and Cash Reserve. This structure requires the maintenance of three separate registered investment companies, which results in duplicate costs and expenses to shareholders. The Board of Trustees of Prospect Hill originally anticipated that additional Spokes would be added to this Hub and Spoke structure, and that the asset growth attributable to the addition of such Spokes would spread the fixed costs of the complex over a broader base of assets and would ultimately result in a reduced expense ratio to shareholders of the Institutional Fund. However, the anticipated addition of new Spokes has not materialized, and the Board of Trustees believes the addition of new Spokes in the future is unlikely. Based on its assessment that the anticipated benefits are not likely to materialize, the Board of Trustees no longer can justify the duplicate costs associated with maintaining the Hub and Spoke structure.

         The Board of Trustees believes that certain duplicate expenses could be eliminated and efficiencies could be gained if this Hub and Spoke structure were collapsed into a single mutual fund, dual class structure within Cash Reserve, including an Institutional Class which would have characteristics substantially similar to shares of the Institutional Fund, and a Retail Class which would be identical (except in name) to the presently-designated, single class of shares of Cash Reserve. The proposed Reorganization consists of a series of steps and procedures which ultimately will result in all of the investible assets of the Hub being transferred to Cash Reserve (subject to their liabilities), all of the presently outstanding shares of the Institutional Fund being converted into an equal number of shares of Cash Reserve's newly-designated Institutional Class, and all of the presently outstanding shares of Cash Reserve being redesignated (but otherwise being unaffected) as shares of Cash Reserve's Retail Class. The Prime Portfolios and Prospect Hill ultimately would be dissolved. Except for the minor differences described herein, shareholders of the Institutional Fund would notice little difference in the investment represented by the shares of Cash Reserve's Institutional Class as compared to the shares of the Institutional Fund presently owned by them.

PROPOSED REORGANIZATION

         The Plan is a contract between Principal Preservation (on behalf of Cash Reserve) and Prospect Hill (on behalf of the Institutional Fund) which describes the essential terms of the proposed Reorganization. Immediately prior to consummation of the Plan, each of the Institutional Fund and Cash Reserve would withdraw from the Hub their respective assets, subject to their liabilities. The Plan provides that Cash Reserve would then acquire all of the assets, subject to the liabilities, of the Institutional Fund, in exchange for shares of Cash Reserve's Institutional Class. The number of shares of Cash Reserve's Institutional Class to be issued in the exchange would be equal to the number of shares of the Institutional Fund outstanding at the close of business on the date of consummation of the Reorganization or, if such closing date is not a business day, then at the close of business on the last business day preceding such closing date (the "Effective Time"). The shares of Cash Reserve's Institutional Class so issued immediately would be distributed pro rata to shareholders of the Institutional Fund. As a result, each shareholder of the Institutional Fund would receive in exchange for such shareholder's shares of the Institutional Fund an equal number of shares of Cash Reserve's Institutional Class. Following the acquisition of the Institutional Fund's assets by Cash Reserve and the distribution to its shareholders of the shares of Cash Reserve's Institutional Class, Prospect Hill would be dissolved.

         Following the Reorganization, ZAMI would continue to manage the assets transferred to Cash Reserve under the same investment objective as that under which ZAMI presently manages the assets of the Institutional Fund and Cash Reserve invested in the Hub. Additionally, pursuant to an operating plan adopted by the Board of Directors of Cash Reserve, income earned on such investments and operating expenses of Cash Reserve would be allocated between the Institutional Class and the Retail Class in substantially the same manner as income and expenses presently are allocated between the Institutional Fund and Cash Reserve.

COMPARISON OF SHARES OF INSTITUTIONAL FUND TO SHARES OF CASH RESERVE'S INSTITUTIONAL CLASS

         Investment Objective and Program. The investment objectives, investment program and policies and investment limitations under which the assets of the Institutional Fund presently are managed would not be affected by the proposed Reorganization, except that, rather than investing all of its investable assets in the Hub where to be commingled and commonly managed with the assets of other spokes, Cash Reserve would attempt to achieve its investment objective by engaging an investment adviser to directly manage its assets. For ease of reference, those investment objectives, investment program and policies and investment limitations are summarized in this Proxy Statement/Prospectus under the heading "Information About Cash Reserve."

         Investment Management. The investable assets of the Institutional Fund presently are invested in the Hub where they are managed by ZAMI collectively with the investable assets of Cash Reserve. Following the Reorganization, ZAMI would continue to serve as investment adviser with respect to the assets of the Institutional Fund to be transferred to Cash Reserve pursuant to a new investment advisory agreement to be entered into with ZAMI by Principal Preservation, on behalf of Cash Reserve. That new investment advisory agreement would have terms and conditions, including advisory fees provided thereunder, substantively identical to the terms and conditions of the current investment advisory agreement between Cash Reserve and The Prime Portfolios (on behalf of the Hub). Terms of the new investment advisory agreement and information regarding ZAMI is summarized in this Proxy Statement/Prospectus under the heading "Information About Cash Reserve."

         Administrative Services. B.C. Ziegler, an affiliate of ZAMI, presently serves as Administrator, Distributor and Transfer and Dividend Disbursing Agent for the Institutional Fund, and also serves as Administrator, Depository and Accounting and Pricing Agent for the Hub. With the exception of the change in administrative services described below, it is anticipated that, following the Reorganization, B.C. Ziegler would continue to provide these same services at the same rates of compensation, including serving as Administrator, Depository and Accounting and Pricing Agent with respect to Cash Reserve's assets, and serving as Distributor and Transfer and Dividend Disbursing Agent with respect to shares of Cash Reserve's Institutional Class. Terms of the relevant service agreements and information about B.C. Ziegler is summarized in this Proxy Statement/Prospectus under the heading "Information About Cash Reserve."

         Following the Reorganization, administrative services presently provided by B.C. Ziegler to the Hub will instead be provided to Cash Reserve by ZAMI under the terms of a new administrative services agreement between ZAMI and Principal Preservation. This new administrative services agreement is substantively identical to the present administrative services agreement between The Prime Portfolios (on behalf of the Hub) and B.C. Ziegler, with the exception that the fees provided thereunder would be increased from the present rate of 0.10% of average daily net assets up to $200 million, and 0.05% of such assets over $200 million, to the rate of 0.15% of average daily net assets up to $200 million, and 0.10% on average net assets over $200 million. This increase is the result of restructuring of all administrative service fees currently provided to the Hub and Spoke structure in order to fairly represent services provided on behalf of each Class and as necessary to comply with certain tax rules applicable to multi-class mutual fund structures. Presently, B.C. Ziegler provides administrative services to Cash Reserve in addition to those provided to the Hub, and receives a fee directly from Cash Reserve for doing so. In the new structure the administrative fee presently charged at the Hub level would be eliminated and the separate administrative fee charged to Cash Reserve's single class of shares would be consolidated and allocated between the Institutional and Retail Classes of shares on a pro rata basis.
The net effect of this consolidation would reduce the overall administrative fees payable to ZAMI as compared to those presently paid in the aggregate by Cash Reserve and the Hub, but would slightly increase administrative fees allocated to Cash Reserve's Institutional Class as compared to those presently allocated to shares of the Institutional Fund.

However, it is anticipated this slight increase in administrative fees to be allocated to the Institutional Class would be more than offset by cost savings resulting from the elimination of other expenses presently allocated to shares of the Institutional Fund. See "Pro Forma Expense Information."

         Purchases and Redemptions. Following the Reorganization, investors (including current shareholders of the Institutional Fund who receive shares of Cash Reserve's Institutional Class in the Reorganization) would be able to purchase and redeem shares in substantially the same manner and subject to the same conditions as shares of the Institutional Fund presently are purchased and redeemed. For a summary of the procedures and conditions applicable to purchases and redemptions of shares of Cash Reserve's Institutional Class, see the section of this Proxy Statement/Prospectus headed "Information About Cash Reserve."

         Capital Structure. Shares of the Cash Reserve's Institutional Class will represent a class of a multi-class series of shares separately designated within the shares of common stock of a Maryland corporation. Shares of the Institutional Fund, on the other hand, represent shares of a separately designated series of a Massachusetts business trust. This distinction, together with the elimination of the two-tiered Hub and Spoke(R) structure, results in minor differences in voting rights and other rights and privileges between shares of Cash Reserve's Institutional Class and shares of the Institutional Fund. These differences are described in more detail in the section of this Proxy Statement/Prospectus captioned "The Proposed Reorganization - Description of Shares of Cash Reserve's Institutional Class."

TAX CONSEQUENCES

         It is a condition to the consummation of the transactions described in the Plan that each of Prospect Hill and Principal Preservation must have obtained an opinion of Quarles & Brady, legal counsel to Prospect Hill and Principal Preservation, to the effect that the Reorganization will constitute a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by the Institutional Fund, Cash Reserve or their respective shareholders. See "The Proposed Reorganization - Tax Considerations."


                                  RISK FACTORS

         Investment in shares of Cash Reserve's Institutional Class involves certain risks, which are the same as risks associated with shareholders current investment in shares of the Institutional Fund. In particular, the offering price for shares of Cash Reserve's Institutional Class is equal to the net asset value per share, which is expected to be maintained at $1.00. However, there can be no assurance that Principal Preservation will be able to maintain a stable net asset value of $1.00 per share of Cash Reserve's Institutional Class on a continuing basis. Shares of Cash Reserve's Institutional Class are neither insured nor guaranteed by the United States Government.

         Cash Reserve will attempt to increase yields by trading to take advantage of short-term market variations. This policy should not adversely affect Cash Reserve's Institutional Class, since Cash Reserve usually does not pay brokerage commissions when it purchases short-term debt obligations, although the prices at which such instruments are traded generally reflect a premium or discount as compared to their face or par values. The value of the portfolio securities held by Cash Reserve will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

                          THE PROPOSED REORGANIZATION

PLAN OF REORGANIZATION AND LIQUIDATION

         The terms and conditions under which the proposed Reorganization would be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/ Prospectus.

         Immediately prior to consummation of the Plan, each of the Institutional Fund and Cash Reserve would withdraw their investable assets, subject to their liabilities, from the Hub. The Plan contemplates that shares of the presently-designated single class of common stock of Cash Reserve outstanding immediately prior to the Reorganization automatically would be redesignated (but otherwise unaffected) as shares of Cash Reserve's Retail Class as of the Effective Time of the Reorganization.

         The Plan further contemplates that the Institutional Fund concurrently would transfer all of its assets, subject to its liabilities, to Cash Reserve in exchange solely for shares of Cash Reserve's Institutional Class. The shares of Cash Reserve's Institutional Class so issued to the Institutional Fund would be deemed to be distributed immediately on a pro rata basis to the shareholders of the Institutional Fund. It is presently anticipated that the Effective Time of the Reorganization will be the close of business on December 29, 1995 (the last business day of 1995), provided all conditions of the Plan are fulfilled or waived. The date of the Effective Time may be extended to a later date by the Board of Trustees of Prospect Hill and/or the Board of Directors of Principal Preservation.

         The assets of the Institutional Fund to be acquired by Cash Reserve will include all cash, cash equivalents, securities, receivables and other property owned by the Institutional Fund, all of which are eligible investments for money market funds under the provisions of the 1940 Act and are consistent with the investment limitations of Cash Reserve. Cash Reserve would assume from the Institutional Fund all debts, liabilities, obligations and duties of the Institutional Fund of whatever kind or nature, provided that the Institutional Fund will utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Effective Time. In exchange for all of the assets and liabilities of the Institutional Fund, Cash Reserve would deliver to shareholders of the Institutional Fund shares of its Institutional Class. The assets and liabilities of the Institutional Fund so transferred to and assumed by Cash Reserve would be allocated to the shares of Cash Reserve's Institutional Class issued to shareholders of the Institutional Fund in exchange for their shares of the Institutional Fund.

         The value of the Institutional Fund's assets and liabilities to be acquired by Cash Reserve would be determined as of the Effective Time in accordance with the policies and procedures set forth in the Institutional Fund Prospectus accompanying this Proxy Statement/Prospectus. The number of shares of Cash Reserve's Institutional Class to be issued in exchange for the net assets of the Institutional Fund would be equal to the number of shares of the Institutional Fund outstanding as of the Effective Time, and will be valued at $1.00 per share. Accordingly, shares of the Institutional Fund held immediately prior to the Effective Time would be converted into an equal number of shares of Cash Reserve's Institutional Class at the same $1.00 per share value.

         As soon as practicable after the Closing Date, the Institutional Fund would liquidate and distribute pro rata to its shareholders of record the shares of Cash Reserve's Institutional Class received by the Institutional Fund. Such liquidation and distribution would be accomplished by opening accounts on the books of Principal Preservation in the names of shareholders of the Institutional Fund and by transferring the shares of Cash Reserve's Institutional Class credited to the account of the Institutional Fund on the books of Principal Preservation. Each account opened would represent the number of shares of Cash Reserve's Institutional Class equal to the number of shares of the Institutional Fund held by such shareholder. Fractional shares of Cash Reserve's Institutional Class would be rounded to the nearest thousandth of a share.

         Any transfer taxes payable upon issuance of the shares of Cash Reserve's Institutional Class in a name other than the name of the registered holder of the shares on the books of the Institutional Fund as of that time must be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Prospect Hill with respect to the Institutional Fund would continue to be the responsibility of Prospect Hill up to and including the Effective Time and such later date on which the Institutional Fund is liquidated and Prospect Hill is dissolved.

         Conditions to the closing of the Reorganization include a condition that each of Prospect Hill and Principal Preservation must receive an opinion from Quarles & Brady regarding certain tax aspects of the Reorganization. See "The Proposed Reorganization - Tax Considerations." Also, Prospect Hill and Principal Preservation have requested that the Chief Counsel's Office of the Securities and Exchange Commission informally respond with interpretative guidance regarding certain technical and legal issues that the Reorganization potentially raises under the provisions of the 1940 Act and the Rules of the Securities and Exchange Commission thereunder. If the staff of the SEC has not responded favorably to that request prior to the scheduled date and time of the Special Meeting, the Special Meeting will be adjourned and the closing of the Reorganization will be postponed until such time as Prospect Hill and Principal Preservation receive a favorable response or the issues are otherwise resolved to the mutual satisfaction of Principal Preservation and Prospect Hill.

         The Plan may be terminated and the Reorganization abandoned at any time, before or after approval of the shareholders of the Institutional Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Special Meeting which would detrimentally affect the value of the shares of Cash Reserve's Institutional Class to be distributed.

         The costs of the Reorganization, including legal, accounting and other professional fees and the cost of soliciting proxies for the Special Meeting (consisting principally of printing and mailing expenses), together with the cost of any supplementary solicitation, will be borne by B.C. Ziegler and/or its affiliates. The total estimated costs for the proposed Reorganization are approximately $90,000, excluding the capital contribution to be made to the Institutional Fund by B.C. Ziegler immediately prior to the Effective Time.
See "The Proposed Reorganization - Capitalization."

REASONS FOR THE PROPOSED REORGANIZATION

         The Board of Trustees of Prospect Hill, including all of the non-interested Trustees, has unanimously determined that the interests of the existing shareholders of the Institutional Fund will not be diluted as a result of the proposed transaction, and that the proposed transaction is in the best interests of the shareholders of the Institutional Fund.

         The Board of Trustees based its decision to recommend the Reorganization on an extensive inquiry into a number of factors, including the following:

                 1. The identity of the objectives, policies and restrictions of Cash Reserve with those of the Institutional Fund;

                 2. The cost savings that potentially may be achieved by collapsing the Hub and Spoke(R) structure into a single, multi-class mutual fund structure through the elimination of duplicate expenses;

                 3. The reduced expense ratio that potentially may result from the Reorganization;

                 4. The greater likelihood of asset growth that potentially may result from a more competitive expense ratio, and the greater economies of scale that can be achieved from such asset growth, including without limitation reduced advisory fees that can be reached at certain asset level breakpoints;

                 5.       The tax-free nature of the Reorganization; and

                 6.       Alternative options to the Reorganization.

         There are certain duplicate costs associated with maintaining the Hub and Spoke (R) structure, which requires maintaining three separate investment companies. Among others, these include fees paid to three sets of independent Trustees/Directors, SEC and state registration fees associated with three separate companies, franchise and qualification fees associated with three separate business entities, three separate audit fees, and legal costs associated with maintaining three separate business entities. In addition to the immediate benefit to existing shareholders of the anticipated reduced expense ratio of Cash Reserve's Institutional and Retail Classes as compared to shares of the Institutional Fund and of the presently designated single class of shares of Cash Reserve, the Board of Trustees believes this more competitive expense ratio will make investment in shares of Cash Reserve's Institutional and Retail Classes more attractive to investors, and will increase the opportunity for future asset growth. Any such asset growth potentially will enable the shareholders of Cash Reserve (including those that were formerly shareholders of the Institutional Fund) to obtain economies of scale by spreading certain expenses over a larger asset base and by potentially reaching an asset breakpoint in the rate of the investment advisory fee payable to ZAMI. There can be no assurance, however, that such asset growth, economies of scale and lower overall expense ratio will be obtained.

DESCRIPTION OF SHARES OF CASH RESERVE'S INSTITUTIONAL CLASS

         For a description of shares of the Institutional Fund, refer to the Institutional Fund Prospectus accompanying this Proxy Statement/Prospectus.

         The authorized common stock of Principal Preservation consists of one billion shares, par value $0.001 per share. The shares of Principal Preservation presently are divided into nine series, including Cash Reserve. Presently Cash Reserve consists of 300 million shares of a single class of common stock. However, Principal Preservation's Board of Directors has adopted Articles Supplementary and a related operating plan that, effective at the Effective Time, will: (a) increase from 300 million to 400 million the number of shares of common stock allocated to Cash Reserve; (b) redesignate (without affecting the rights and privileges) 200 million of those shares of Cash Reserve (including each share outstanding as of the Effective Time) as Class X Common Stock; and (c) designate the remaining 200 million shares so allocated to Cash Reserve as shares of Class Y Common Stock. The Board of Directors of Principal Preservation may authorize the issuance of additional series of common stock (portfolios), and/or additional classes within any such series, and may increase or decrease the number of such shares in each series and/or any such class(es).

         Each share of each series of Principal Preservation (including each share of each Class of Cash Reserve) is entitled to one vote on each matter presented to shareholders of that series. For matters that affect both Classes of Cash Reserve's shares similarly (such as election of directors, ratification of accountants, etc), holders of the separate Classes of shares will vote together. On matters that affect the rights and privileges appertaining to the shares of one Class differently from the rights and privileges appertaining to the other Class, the shareholders of each Class will vote separately and, in order to be approved with respect to the affected Class, the requisite approval must be obtained from the holders of shares within that Class. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges within the Class as full shares in that Class. Shares do not have cumulative voting rights.

         Each share of Cash Reserve (including both Classes) is entitled to participate pro rata in any dividends or other distributions declared by the Board of Directors of Principal Preservation with respect to Cash Reserve, and all shares of Cash Reserve have equal rights in the event of a liquidation of Cash Reserve. Shares of both Classes of Cash Reserve are redeemable at net asset value, at the option of the shareholder. Income realized and expenses incurred by Cash Reserve will be allocated equally among Cash Reserve's outstanding shares of common stock, without regard to Class, except where an expense item is unique to a particular Class. For example, shares of the Retail Class will be assessed distribution fees under Principal Preservation's Rule 12b-1 Distribution Plan, whereas shares of the Institutional Class will not.

         As a Maryland corporation first incorporated on June 1, 1984, Principal Preservation is not required to hold annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. On matters affecting an individual series (including Cash Reserve), such as approval of advisory or sub-advisory contracts and changes in fundamental investment policies of that series, a separate vote of the shares of that series is required. Shares of a series are not entitled to vote on any matter not affecting that series. All shares of each series vote together in the election of Directors.

TAX CONSIDERATIONS

         It is a condition to the consummation of the Reorganization that each of Prospect Hill and Principal Preservation must receive an opinion from Quarles & Brady, counsel to Prospect Hill and Principal Preservation, to the effect that, with respect to the Reorganization as it affects the Institutional Fund or Cash Reserve, as the case may be: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code; (ii) no gain or loss will be recognized by either the Institutional Fund or Cash Reserve upon the transfer of assets of the Institutional Fund in exchange for shares of Cash Reserve's Institutional Class; (iii) no gain or loss will be recognized by shareholders of the Institutional Fund upon liquidation of the Institutional Fund and the distribution of shares of Cash Reserve's Institutional Class constructively in exchange for shares of the Institutional Fund; (iv) the Cash Reserve's basis in the assets of the Institutional Fund received pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Institutional Fund immediately prior to the exchange, and the holding period of those assets in the hands of Cash Reserve will include the holding period of the Institutional Funds; (v) the basis of shares of Cash Reserve's Institutional Class received by each shareholder of the Institutional Fund pursuant to the Reorganization will be the same as the shareholder's basis in shares of the Institutional Fund held by such shareholder immediately prior to the exchange; and (vi) the holding period of shares of Cash Reserve's Institutional Class received by each shareholder of the Institutional Fund pursuant to the Reorganization will include the shareholder's holding period of shares of the Institutional Fund held immediately prior to the exchange, provided that the latter shares were held as capital assets on the date of the Reorganization.

         Nor will the withdrawal by Cash Reserve and the Institutional Fund of their respective assets from the Hub result in any adverse tax consequences to the Institutional Fund or its shareholders. When Cash Reserve and the Institutional Fund withdraw their respective assets from the Hub, the Hub will effect the withdrawals as redemptions in kind of the Institutional Fund's and Cash Reserve's ownership interests in the Hub. The Hub's disposition of the portfolio securities in effectuating such redemptions in kind will result in the Hub realizing previously unrealized capital gains or losses (if any) associated with such portfolio securities. Such capital gains and losses will be allocated to the Institutional Fund and Cash Reserve in proportion to their ownership interests in the Hub. However, the difference between the amortized cost value and the fair market value of the Hub's portfolio securities presently is so small that the tax effect of such capital gains or losses allocated to the Institutional Fund is expected to be negligible. As a result, the shares of Cash Reserve's Institutional Class to be received by shareholders of Prospect Hill in the Reorganization will be valued at $1.00 per share at the time of issuance.

CAPITALIZATION

         The following table shows the capitalization of the Institutional Fund and Cash Reserve, respectively, as of June 30, 1995, and the pro forma capitalization of Cash Reserve as of that date, giving effect to the Reorganization.

                                                                        PRO FORMA COMBINED (UNAUDITED)
                                                                     -------------------------------------
                                    INSTITUTIONAL     CASH         INSTITUTIONAL      RETAIL
                                        FUND         RESERVE           CLASS          CLASS         TOTAL
                                       ------       ---------          -----          -----         -----
 Net Assets (in thousands)            $44,636         $69,277       $44,666(1)      $69,277       $113,943
 Net Asset Value Per Share             $1.00           $1.00          $1.00          $1.00          $1.00

 Shares Outstanding (in                44,731         69,378          44,731         69,378        114,109
 thousands)
------------------------------

(1) Reflects a capital contribution to be made by B.C. Ziegler to the Institutional Fund immediately prior to the Effective Time as necessary to equalize capital losses incurred at the Hub level on sales of portfolio securities. Those losses were originally allocated on a proportionate basis to the Institutional Fund and Cash Reserve. As a result of subsequent disproportionate variances in the relative net assets of the Institutional Fund and Cash Reserve, those capital losses have become disproportionate. As of June 30, 1995, the equalizing capital contribution to be made by B.C. Ziegler would have been $30,193.


                         INFORMATION ABOUT CASH RESERVE

INVESTMENT OBJECTIVE

         Cash Reserve will seek to provide a high level of current income to the extent consistent with stability of principal and the maintenance of liquidity. Cash Reserve will seek to attain its objective by investing in domestic and foreign U.S. dollar-denominated money market objectives with maturities of 397 days or less. Cash Reserve will seek to maintain a net asset value of $1.00 per share. There can be no assurance that the investment objective of Cash Reserve will be achieved or that it will be able to maintain a per share net asset value of $1.00. Securities in which Cash Reserve will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

         The investment objective of Cash Reserve may not be changed without the vote of the holders of a majority of Cash Reserve's outstanding voting securities, including all classes voting together.

INVESTMENT POLICIES

         To achieve its investment objective, Cash Reserve will invest in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, repurchase agreements and high quality domestic commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, Cash Reserve may lend portfolio securities, enter into reverse repurchase agreements and, to a limited extent, invest in securities issued by foreign banks and corporations outside the United States. Cash Reserve reserves the right to concentrate 25% or more of its total assets in obligations of domestic branches of domestic banks.

         Cash Reserve will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. To permit this, Cash Reserve will use the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the
Investment Company Act of 1940, as amended (the "1940 Act").     In accordance
with Rule 2a-7, Cash Reserve will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by Principal Preservation's Board of Directors to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument is rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Directors (collectively, "Eligible Securities").

         Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by ZAMI pursuant to the guidelines adopted by the Board of Directors. Second Tier Securities are all other Eligible Securities. Cash Reserve will
invest at least 95% of its total assets in First Tier Securities.      The
NRSROs currently rating instruments of the type Cash Reserve may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc.

         In addition, Cash Reserve will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guarantees or other credit support) issued by, a single issuer, except that (i) Cash Reserve may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) Cash Reserve may invest in obligations issued or guaranteed by the U.S. Government (including those collateralizing repurchase agreements) without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of Cash Reserve's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by ZAMI, in accordance with guidelines and procedures established by the Board of Directors, to be comparable to those rated in the highest category, will be limited to 5% of Cash Reserve's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of Cash Reserve's total assets or $1,000,000. As to each security, these percentages will be measured at the time Cash Reserve purchases the security.

         Bank Obligations. Cash Reserve may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by Cash Reserve are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. Cash Reserve will not invest more than 10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. Cash Reserve may also invest to a limited extent in certificates of deposit and time deposits issued by foreign banks outside the United States. Cash Reserve's investments in such foreign bank obligations may not exceed 5% of Cash Reserve's assets.

         Cash Reserve may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

         To the extent Cash Reserve's investments are concentrated in the banking industry, Cash Reserve will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on Cash Reserve's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. Cash Reserve, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined by ZAMI to be of high quality.

         U.S. Government and Agency Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. U.S. Government agency securities in which Cash Reserve commonly will invest include securities issued by Federal Home Loan Banks, Federal National Market Association, Federal Farm Credit Bank Agency, Federal Home Loan Mortgage Corporation, Student Loan Mortgage Association, Farmer's Home Administration, as well as others. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Cash Reserve will invest in such securities only when ZAMI is satisfied that the credit risk with respect to the issuer is minimal.

         U.S. Government and agency securities in which Cash Reserve may invest include variable and floating rate securities with maturities that may extend beyond 13 months from the date of purchase. However, under Rule 2a-7, Cash Reserve may purchase such agency securities only if the interest rate adjusts not less frequently than every 762 days and at each interest rate adjustment date the security reasonably can be expected to have a market value that approximates its par value. ZAMI has expressed its intention not to invest Cash Reserve's assets in certain categories of securities with final maturities in excess of 397 days from the date of purchase, including but not limited to structured U.S. Government agency securities such as dual index floaters, inverse floaters, leveraged floaters, capped floaters, range floaters, floating rate securities tied to the cost of funds of the 11th District Federal Home Loan Bank and securities with interest rates tied to 10-year constant maturity U.S. Treasury securities.

         Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper which Cash Reserve may purchase consists only of U.S. dollar-denominated direct obligations issued by domestic and, subject to the 5% limit discussed below (see "Foreign Securities"), foreign entities. The other corporate obligations in which Cash Reserve may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable rate and amount master demand notes) issued by domestic corporations.

         Restricted Securities. Cash Reserve may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, Cash Reserve may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for such securities held by Cash Reserve, Cash Reserve intends to treat such securities as liquid securities in accordance with procedures approved by Principal Preservation's Board of Directors. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, Cash Reserve's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

         Securities Lending. Cash Reserve may seek to increase its income by lending securities from its portfolio to banks, brokers or dealers and other recognized institutional investors needing to borrow securities. Such loans may not exceed 33 1/3% of the value of Cash Reserve's total assets. In connection with such loans, Cash Reserve will receive collateral consisting of cash, U.S. Government and other high quality securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Cash Reserve can increase its income through the investment of such collateral.
Cash Reserve would continue to receive payments in amounts equal to the interest payable on the loaned security, and also would receive interest on the amount of the loan. Such loans must be terminable at any time upon specified notice. Cash Reserve might experience risk of loss if the institution with which it engages in a portfolio loan transaction breaches its agreement with Cash Reserve.

         Repurchase Agreements and Reverse Repurchase Agreements. Repurchase agreements involve the acquisition by Cash Reserve of an underlying debt instrument, subject to an obligation of the seller to repurchase, and Cash Reserve to resell, the instrument at a fixed price, usually not more than one week after its purchase. Cash Reserve or a sub-custodian will have custody of securities acquired by Cash Reserve under a repurchase agreement.

         Cash Reserve may enter into repurchase agreements with banks or broker-dealers with respect to government securities or other high quality securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. ZAMI will monitor on an ongoing basis the value of the collateral in accordance with the terms of the repurchase agreement. Certain costs may be incurred by Cash Reserve in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by Cash Reserve may be delayed or limited. Cash Reserve will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

         Cash Reserve also may enter into repurchase agreements with entities that are neither banks nor broker-dealers, provided that, in accordance with Cash Reserve's policies with respect to repurchase agreements, Principal Preservation's Board of Directors approves or ratifies the transaction upon the determination by the Board, or by ZAMI on its behalf, that entering into a repurchase agreement with such entity presents minimal credit risk, that the entity presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement, and that the repurchase agreement is otherwise an eligible security for purchase by Cash Reserve. Such entities are not subject to the types and kinds of regulations or governmental supervision to which banks and broker-dealers are subject, and there may not be available the same types of financial information about such entities as is available with respect to banks and broker-dealers.

         Cash Reserve may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, in an amount of up to one-third of the value of Cash Reserve's total assets (including the amount borrowed) less its total liabilities (not including the amount borrowed). Cash Reserve also may enter in agreements to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time Cash Reserve enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by Cash Reserve may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by Cash Reserve.

         Foreign securities. Except for Yankee CDs, Cash Reserve may invest no more than 5% of its total assets in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities.

         Guaranteed Investment Contracts. Cash Reserve may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, Cash Reserve will make cash contributions to a deposit fund of the insurance company's general account. The insurance company will then credit to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because Cash Reserve may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in Cash Reserve which are not readily marketable, may not exceed 10% of Cash Reserve's total assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         When-issued and Forward Commitment Securities. Cash Reserve may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but Cash Reserve will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. At the time Cash Reserve enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the securities may not be delivered and that Cash Reserve may incur a loss.

         Zero Coupon Obligations. Cash Reserve may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, Cash Reserve may have to sell other securities to pay the accrued dividends prior to maturity of the zero coupon obligation.

         Investments in Other Investment Companies. Cash Reserve occasionally may invest in securities of other investment companies, subject to certain limitations and restrictions imposed under the 1940 Act. Such securities are purchased by Cash Reserve primarily on an overnight basis with cash received by Cash Reserve too late in the business day to be invested that same day in securities in which Cash Reserve invests. However, subject to complying with the limitations and restrictions referenced above, Cash Reserve has the authority to make and retain investments in other investment companies for an indefinite period of time, and may do so in response to presently unforeseen market or economic conditions or other circumstances. An investment by Cash Reserve in other investment companies may cause Cash Reserve to incur increased administration and distribution costs.

         Certain Other Obligations. In order to allow for investments in new instruments that may be created in the future, upon supplementing its Prospectus, Cash Reserve may invest in obligations other than those listed previously, provided such investments are consistent with Cash Reserve's investment objective, policies and restrictions.

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Cash Reserve is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of Cash Reserve, as defined in the 1940 Act. Certain of those fundamental policies are set forth below.

         Cash Reserve may: (a) borrow money, but only from banks or through reverse repurchase agreements for temporary or emergency (not leveraging) purposes, in an amount of up to 33 1/3% of the value of Cash Reserve's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made (borrowings repaid within 60 days and not renewed or extended are presumed to be for temporary purposes). While borrowings exceed 5% of the value of Cash Reserve's total assets, Cash Reserve may not make any additional investments; (b) pledge, hypothecate, mortgage or otherwise encumber its assets, but only, (i) to secure borrowings for temporary or emergency purposes, or (ii) in connection with entering into reverse repurchase agreements; (c) invest up to 5% of its total assets in the obligations of any single issuer, provided that up to 25% of the value of Cash Reserve's total assets may be invested (subject to the provisions of Rule 2a-7) without regard to any such limitation, and provided further that obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may also be purchased without regard to any such 5% limitation; (d) concentrate 25% or more of its total assets in bank obligations and invest up to 25% of its total assets in the securities of issuers in any other industry, provided that there is no limitation on investments and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (e) invest up to 10% of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable (which securities could include participation and variable rate demand obligations as to which it cannot exercise a related demand feature and as to which there is no secondary trading market).

MANAGEMENT

         Directors and Officers. The Board of Directors of Principal Preservation is responsible for the management of Cash Reserve and provides broad supervision over its affairs. Principal Preservation's officers are responsible for Cash Reserve's operations.

         Investment Adviser. Since August 31, 1994, Ziegler Asset Management, Inc. has served as the adviser to the Hub. Following the Reorganization ZAMI would serve as investment adviser to Cash Reserve and also would serve as its Administrator. See "Summary - Comparison of Shares of Institutional Fund to Shares of Cash Reserve's Institutional Class." ZAMI is registered with the Securities and Exchange Commission as an investment adviser. In addition to the Hub, ZAMI serves as investment adviser to six other mutual fund series of Principal Preservation and privately manages numerous customer advisory accounts. On December 31, 1994, ZAMI had more than $579 million under discretionary management. The address of ZAMI is 215 North Main Street, West Bend, Wisconsin 53095.

         ZAMI would manage the assets of Cash Reserve pursuant to an investment advisory agreement dated December 1, 1995 (the "Advisory Agreement"). On November 29, 1994, prior to the Reorganization, shareholders of the Institutional Fund approved a substantively identical investment advisory agreement, dated August 1, 1994, between ZAMI and the Prime Portfolios (on behalf of the Hub). For services provided under the Advisory Agreement, ZAMI would receive from Cash Reserve a fee, accrued daily and paid monthly, at an annual rate equal to 0.20% of Cash Reserve's average daily net assets.

         ZAMI is a wholly-owned subsidiary of The Ziegler Companies, Inc. B.C. Ziegler, another wholly-owned subsidiary of The Ziegler Companies, Inc. currently serves as Administrator, Distributor, Transfer and Dividend Disbursement Agent and Shareholder Servicing Agent for Cash Reserve, and, following the Reorganization, would continue to serve in the same capacities, except that ZAMI would provide administrative services. B.C. Ziegler is registered with the Securities and Exchange Commission as an investment adviser and securities broker/dealer and is a member of the National Association of Securities Dealers, Inc. B.C. Ziegler has been engaged in the underwriting of debt securities for more than 75 years. The Ziegler Companies, Inc. is a publicly-owned financial services holding company.

         Administrator. Pursuant to an Administrative Services Agreement, ZAMI, as administrator of Cash Reserve, would provide Cash Reserve with general office facilities and provide or supervise the overall administration of Cash Reserve including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Cash

Reserve; the preparation and filing of all documents required for compliance by Cash Reserve with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Cash Reserve; preparation of certain documents in connection with meetings of Principal Preservation's Board of Directors; and the maintenance of books and records of Cash Reserve. The new Administrative Services Agreement provides that ZAMI would be entitled to receive an annual fee from Cash Reserve accrued daily and paid monthly at an annual rate of 0.15% of Cash Reserve's average daily net assets up to $200 million, and 0.10% of net assets over $200 million. This fee would be approved each year by the Directors of Principal Preservation, including a majority of the independent directors.

         Distributor. B.C. Ziegler would serve as the distributor of shares of Cash Reserve's Institutional Class and serves as distributor of shares of other Principal Preservation portfolios pursuant to its existing Distribution Agreement with Principal Preservation. This Distribution Agreement continues from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of independent directors, or by a vote of the holders of a majority of the outstanding shares. The agreement may be terminated at any time by either party on 60 days written notice and will automatically terminate if assigned by B.C. Ziegler. B.C. Ziegler would receive no compensation for distributing shares of Cash Reserve's Institutional Class.

         Custodian and Depository; Accounting/Pricing Agent. Cash Reserve would serve as custodian for its assets, including cash and securities. B.C. Ziegler would provide depository, sub-custodial and accounting services to Cash Reserve, including daily valuation of shares, pursuant to an existing Depository Contract and an existing Accounting/Pricing Agreement with Principal Preservation. Under the Depository Contract, B.C. Ziegler would be entitled to receive compensation for its depository services on an annualized basis as follows: 0.055% of Cash Reserve's average daily net assets for the first $50 million in assets of Cash Reserve; 0.035% of the next $150 million; 0.03% of the next $300 million; and 0.025% of any assets over $500 million; subject to an annual minimum of $15,000. B.C. Ziegler also would be entitled to receive compensation from Cash Reserve for accounting and pricing services on an annualized basis as follows: 0.04 of 1% of Cash Reserve's average daily net assets for assets between $50 million and $100 million; 0.03 of 1% on assets between $100 million and $200 million; and 0.01 of 1% of any assets over $200 million, with an annual compensation minimum of $15,000 and a maximum of $125,000.

         Transfer and Dividend Disbursing Agent. Following the Reorganization B.C. Ziegler would provide transfer and dividend disbursing agent and other shareholder account services to all shareholder accounts maintained in Cash Reserve for shares of the Institutional Class. B.C. Ziegler would provide these services pursuant to the terms of its existing Transfer Agent and Dividend Disbursement Agreement with Principal Preservation, and would receive compensation from Cash Reserve deemed reasonable by the Board of Directors.
The annual rate of compensation initially would be $16.00 per shareholder account (subject to a monthly minimum fee of $200). B.C. Ziegler also would be entitled to reimbursement for out-of-pocket expenses including, without limitation, bank wire fees, statement mailing expenses, supplies such as checks, envelopes and shareholder statements, telephone expenses, data processing charges, etc.

EXPENSES

         The expenses of Cash Reserve include the compensation of the officers and Directors of Principal Preservation who are not affiliated with ZAMI or B.C. Ziegler; governmental fees; interest charges; taxes; fees and expenses if any, of independent accountants, legal counsel; and insurance premiums. Expenses of Cash Reserve also would include all fees of Cash Reserve under Principal Preservation's Administrative Services, Distribution, Transfer and Dividend Disbursement Agent, and Accounting Pricing Agreements and its Depository Contract with B.C. Ziegler or ZAMI, as the case may be; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; its allocated share, together with other portfolios of Principal Preservation, of expenses associated with annual and special shareholder meetings and Director's meetings; expenses relating to the issuance, registration and qualification of shares of Cash Reserve and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to Cash Reserve. Fees common to more than one of the Principal Preservation portfolios are pro rated among them based on total assets, and fees of Cash Reserve common to both Classes of Cash Reserve's shares would be pro rated based on the number of shares of each Class outstanding. However, fees unique to one Class of Cash Reserve's shares (e.g. -- state registration fees, costs of holding a meeting of shareholders to vote on a matter affecting only one of the two Classes, etc.) would be allocated to the affected Class.

DETERMINATION OF NET ASSET VALUE PER SHARE

         Shares of Cash Reserve would be sold at their net asset value per share, determined in compliance with Rule 2a-7. Cash Reserve will attempt to maintain a stable net asset value of $1.00 per share. There will be no sales charge (see "Information About Cash Reserve - Purchase Of Shares"). The net asset value of the shares of Cash Reserve will be determined and the shares of Cash Reserve will be priced as of 12:00 noon (New York time) on each Business Day of Cash Reserve. A "Business Day" is a day on which the New York Stock Exchange (the "Exchange") is open for trading and any other day (other than a day on which no shares of Cash Reserve are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in money market instruments that Cash Reserve's net asset value might be materially affected. Net asset value per share of Cash Reserve's Institutional Class will be calculated by dividing the value of Cash Reserve's net assets by the number of shares of both classes of Cash Reserve outstanding at the time the determination is made.

PURCHASE OF SHARES

         Following the Reorganization shares of the Institutional Class will be available for purchase by investors at net asset value with no sales charge through B.C. Ziegler. The minimum initial investment in the Institutional Class is $50,000. The subsequent minimum investment in the Institutional Class is $100. Shares of Cash Reserve will be available for purchase in only those states where they may be lawfully sold. Cash Reserve will not issue shares for consideration other than cash except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet certain criteria in accordance with state securities laws.

         Purchases of shares of the Institutional Class may be made by sending a check, payable to Principal Preservation Portfolios, Inc., to B.C. Ziegler, 215 North Main Street, West Bend, Wisconsin 53095. Shares also will be available for purchase by wire provided you advise Principal Preservation in advance by calling 800-826-4600. Please wire funds to M&I First National Bank, West Bend, Wisconsin (ABA #075909576), for credit to the account of Principal Preservation, account number 692-343-7. Wire purchase instructions must include the name Principal Preservation Cash Reserve Portfolio, and must identify the Class (Institutional Class) and the investor's account number. Wire purchases received by B.C. Ziegler prior to 12:00 noon (New York time) on a Business Day will be effective that day. Wire purchases received after 12:00 noon (New York time) will be invested on the next Business Day.

         Orders received by B.C. Ziegler prior to 12:00 noon (New York time) will be invested at the net asset value computed at 12:00 noon (New York time). Purchases will therefore be effected on the same day the purchase order is received provided such order is received prior to 12:00 noon (New York time) on any Business Day. Shares purchased earn dividends from and including the day the purchase is effected. It is anticipated that the net asset value of $1.00 per share of Cash Reserve's Institutional Class will remain constant. Although there can be no assurance that a $1.00 net asset value can be maintained on a continual basis, specific investment policies and procedures will be employed to accomplish this result.

REDEMPTIONS

         Following the Reorganization any or all of your shares of Cash Reserve's Institutional Class will be redeemable as described below on any Business Day at the net asset value next determined (see "Information About Cash Reserve - Determination Of Net Asset Value Per Share").

         By Telephone. If you complete the Telephone Redemption Authorization and signature guarantee sections of the account application, you will be permitted to redeem shares by calling Principal Preservation at 800-826-4600. This authorization must be on file at least five days prior to the first telephone redemption. This authorization requires a signature guarantee. Redemption will be made by wire to the bank account designated on the account application or a check will be sent to you at the registered address for your account on the business day following the redemption.

         Shares represented by a stock certificate will not be redeemable by telephone. Additionally, shares paid for by personal, corporate, or government check cannot normally be redeemed before the 15th day after the purchase date or until the check clears.

         By establishing the telephone redemption service, you will authorize B.C. Ziegler or Principal Preservation, as the case may be to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You should bear in mind that, by establishing the telephone redemption service, you assume some risks for unauthorized transactions. B.C. Ziegler and Principal Preservation have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If either of them or any of their employees fail to abide by these procedures, Cash Reserve may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, neither B.C. Ziegler nor Principal Preservation nor any of their employees will be liable for losses suffered by you which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

         By Mail. To redeem shares by mail, the following information must be sent to Principal Preservation: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered, together with the shareholder's account number; (2) the stock certificates for the shares being redeemed, if the certificates are held by the shareholder; (3) any required signature guarantees (see "Signature Guarantees" below); and (4) any additional documents which might be required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

         Cash Reserve will redeem shares when it has received all necessary documents. You will be notified promptly if your redemption request cannot be accepted. Cash Reserve cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. Questions concerning redemption procedures should be directed to Principal Preservation at 800-826-4600.

         Signature Guarantees. To protect you and Cash Reserve from fraud, signature guarantees will be required for certain redemptions. Signature guarantees enable Cash Reserve to be sure that you are the person who has authorized a redemption from their account. Signature guarantees will be required for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on Cash Reserve's records; (2) any redemptions by mail which request that the proceeds be wired to a bank; (3) authorizations to redeem by telephone; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived by Principal Preservation in certain instances.

         Cash Reserve will accept signature guarantees from all institutions which are eligible to provide them under federal or state law, provided the individual giving the signature guarantee is authorized to do so. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.

         Sending Redemption Proceeds. Cash Reserve will not send redemption proceeds until all payments for the shares being redeemed have cleared, which normally takes 15 days from the receipt of payment for the shares.

         By Mail. Cash Reserve will mail checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents.

         By Wire. Cash Reserve will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. Cash Reserve will advise you of any wire charges it imposes. These charges are subject to change. You will be responsible for any charges which your bank may make for receiving wires.

         Checkwriting. Upon request, investors will be provided with checks to be drawn on Cash Reserve ("Redemption Checks"). Redemption Checks may be written for amounts not exceeding $500,000. Investors who write Redemption Checks for amounts under $250 will be charged a $10.00 service fee per check. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed as of the next determined net asset value to cover any amounts paid. Investors will continue earning income dividends until Redemption Checks are presented for payment. Investors wishing to use this method of redemption must complete and return the Account Information Form, which is available from Principal Preservation or B.C. Ziegler. Redemption Checks should not be used to close your account.
Cash Reserve reserves the right to modify or terminate this privilege at any time.

         Unless otherwise authorized on the Account Information Form, Redemption Checks must be signed by all account owners. If Cash Reserve receives written notice from any owner revoking another owner's authority to sign individually, the signatures of all account owners will be required for payment on any Redemption Check. Shares purchased by check may not be redeemed via Redemption Check until 15 days after receipt of funds for said shares. Investors may not use checkwriting to redeem shares held in certificated form.

         Cash Reserve may refuse to honor Redemption Checks whenever the right of redemption has been suspended, or if the account is otherwise impaired. A $10.00 service fee per check will be charged if (a) a Redemption Check for less than $250 is presented for payment, (b) the amount of a Redemption Check presented for payment exceeds the value of the investor's account, (c) a Redemption Check is presented that may not be cleared because it would require redemption of shares purchased by check within 15 days, or (d) a stop payment is requested which would require closing your current account and opening a new one.

         Conditions on Redemptions. If your account balance drops below $25,000 for three months or more, Cash Reserve has the right to redeem your account, after giving 60 days notice, unless you make additional investments to bring the account value to $50,000 or more.

         Cash Reserve will be permitted to suspend the right to redeem shares for any period during which (a) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) there is an emergency as a result of which it is not reasonably practical for Cash Reserve to sell its securities or to calculate the fair value of its net assets; or (c) the Securities and Exchange Commission may permit for the protection of Cash Reserve's shareholders. Principal Preservation's Board of Directors may determine that it may not be reasonably practical for Cash Reserve to calculate the fair value of its net assets, and therefore it is possible that Cash Reserve will suspend the right to redeem shares.

         It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of Principal Preservation, make it undesirable for Cash Reserve to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of Cash Reserve.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

         Cash Reserve will determine its net income and realized capital gains, if any, on each Business Day and allocate all such income and gain pro rata among its shareholders at the time of such determination. Principal Preservation will declare dividends from Cash Reserve's income on each Business Day and will pay cash dividends for the preceding month within the first five Business Days of each month. Cash Reserve reserves the right to include realized short-term gains, if any, in any such daily dividends. Since Cash Reserve will be subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, Principal Preservation expects to make such other distributions as are necessary to avoid the application of this tax. Unless a shareholder instructs Principal Preservation to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at net asset value in additional shares of Cash Reserve.

TAX STATUS

         Principal Preservation intends to qualify Cash Reserve as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided Cash Reserve meets the requirements imposed by the Code, Cash Reserve will not pay any federal income or excise taxes. Dividends paid by Cash Reserve from its taxable net investment income and distributions by Cash Reserve of its net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of Cash Reserve. Principal Preservation does not expect that Cash Reserve will realize long-term capital gains and thus does not contemplate paying distributions taxable to shareholders as long-term capital gains. Cash Reserve's dividends and distributions will not qualify for the dividends-received deduction for corporations.

         Statements as to the tax status of each shareholder's dividends and distributions, if any, will be mailed annually. Each shareholder will also receive, if appropriate, various written notices after the end of Cash Reserve's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from Cash Reserve during that year. Shareholders should consult their tax advisers to assess the consequences of investing in Cash Reserve under state and local laws generally and to determine whether dividends paid by Cash Reserve that represent interest derived from U.S. Government securities will be exempt from any applicable state or local income taxes.


                                 MISCELLANEOUS

PRINCIPAL SHAREHOLDERS

         As of the Record Date, the following shareholders owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Institutional Fund: Community Memorial Hospital, W180 N8085 Town Hall Road, Menomonee Falls, Wisconsin 53051 - 2,373,213 shares, or 5.81% of all outstanding shares; and, M&I First National Bank, Trustee, P.O. Box 190, 321 North Main Street, West Bend, Wisconsin 53095 - 23,316,368 shares, or approximately 57.04% of all outstanding shares of the Institutional Fund. No other person owns of record or beneficially 5% or more of the outstanding securities of the Institutional Fund. The Trustees and officers of Prospect Hill as a group own less than 1% of the outstanding securities of the Institutional Fund.

INTERESTS OF EXPERTS AND COUNSEL

         No expert or counsel named herein has a substantial interest in Prospect Hill, Principal Preservation the Institutional Fund or Cash Reserve, nor does any such expert or counsel have any substantial interest in the Reorganization or any other transaction described in this Proxy
Statement/Prospectus.

COSTS OF SOLICITATION

         In addition to this solicitation of proxies by use of the mails, proxies may be solicited by officers of Prospect Hill and by officers and employees of ZAMI or B.C. Ziegler, personally or by telephone or telegraph, without special compensation. Proxies may also be solicited by a professional proxy solicitation service should management of Prospect Hill determine that solicitation by such means is advisable. The cost of preparing and mailing proxy materials, of the Special Meeting, and of soliciting proxies will be borne by B.C. Ziegler and/or its affiliates as described under the section of this Proxy Statement/Prospectus captioned "The Proposed Reorganization - Plan of Reorganization and Liquidation."

SHAREHOLDER MEETINGS

         Principal Preservation is organized as a Maryland corporation and as such is subject to Maryland law. Pursuant to Maryland law and the Articles of Incorporation and Bylaws of Principal Preservation, Principal Preservation is not required to hold a shareholder meeting in any year in which the election of directors, approval of an investment advisory agreement or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of Principal Preservation under the 1940 Act. Meetings of the shareholders of Principal Preservation will be held and as determined necessary by the Board of Directors of Principal Preservation and in accordance with the 1940 Act. Other than the Special Meeting to which this Proxy Statement/Prospectus relates, Principal Preservation currently does not anticipate that it will hold any meeting of shareholders which would involve shareholders of Cash Reserve or of either of its Classes in 1996.

         Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to the following address: Principal Preservation Portfolios, Inc., 215 North Main Street, West Bend, Wisconsin 53095, Attention:
S. Charles O'Meara, Secretary.

SHAREHOLDER INQUIRIES

         In addition to the Institutional Class, Cash Reserve also will offer shares of its Retail Class to the public. Shares of the Retail Class will have a different distribution system and expense structure than shares of the Institutional Class, and accordingly performance of the Retail Class will vary from that of the Institutional Class. Holders of shares of Cash Reserve's Institutional Class who would like to obtain information regarding Cash Reserve's Retail Class, or who have any other questions or inquiries regarding their investment, should direct their questions and inquiries to Principal Preservation at 215 North Main Street, West Bend, Wisconsin, 53095; or by telephone at (800) 826-4600.

                                                                      APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


         This Agreement and Plan of Reorganization and Liquidation (the "Plan") is made as of this 8th day of December, 1995, by and between Prospect Hill Trust ("Prospect Hill"), on behalf of its series known as the Prospect Hill Prime Money Market Fund (the "Institutional Fund"), and Principal Preservation Portfolios, Inc. ("Principal Preservation"), on behalf of its series known as the Cash Reserve Portfolio ("Cash Reserve").

                                R E C I T A L S

         WHEREAS, Prospect Hill: (a) is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (b) is registered as an open-end series investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and (c) presently has only one designated series which is the Institutional Fund;

         WHEREAS, Principal Preservation: (a) is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end series management investment company under the 1940 Act; and (c) presently has designated nine separate series, one of which is Cash Reserve;

         WHEREAS, the capital stock of Cash Reserve presently consists of 300 million shares of a single class of common stock, $.001 par value per share, having a stable net asset value of $1.00 per share;

         WHEREAS, effective as of the "Closing Date" (as defined in Article 4 of this Plan), the shares of common stock of Cash Reserve will be divided into two separate classes, designated as Class X Common Stock (the "Retail Class") and Class Y Common Stock (the "Institutional Class"), with 200 million shares of Principal Preservation's common stock allocated to each such Class;

         WHEREAS, this Plan is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will comprise the transfer of substantially all of the assets of the Institutional Fund, subject to its liabilities, to Cash Reserve in exchange solely for shares of Cash Reserve's Institutional Class, and the constructive distribution after the Closing Date (as hereinafter defined) of such shares of the Institutional Class to the shareholders of the Institutional Fund in liquidation of the Institutional Fund, all upon the terms and conditions hereinafter set forth in this Plan; and

         WHEREAS, the execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Principal Preservation and Prospect Hill, respectively, and this Plan constitutes a valid and binding obligation of each of the parties hereto enforceable in accordance with its terms, subject to the requisite approval of the shareholders of the Institutional Fund.


                               A G R E E M E N T

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. REDESIGNATION OF PRESENTLY OUTSTANDING SHARES OF CASH RESERVE AS SHARES OF CASH RESERVE'S RETAIL CLASS

         1.1 REDESIGNATION. Effective as of the "Effective Time" (as defined in Article 4 of this Plan), each share of Cash Reserve's presently designated single class of common stock then issued and outstanding automatically will be redesignated (without otherwise affecting the rights and privileges appertaining thereto) as a share of Cash Reserve's Retail Class without any action on the part of the holder thereof, and will represent a pro rata interest (taken together with outstanding shares of Cash Reserve's Institutional Class without regard to Class) in the assets and liabilities of Cash Reserve. Notwithstanding this change in designation, the rights and privileges of outstanding shares of Cash Reserve's presently-designated single class of common stock will remain the same.

         1.2 NO ISSUANCE OF CERTIFICATES. Cash Reserve will not issue certificates representing redesignated shares of its presently authorized, single class of common stock unless requested to do so by the holder thereof. After the Effective Time, any outstanding certificates representing shares of Cash Reserve's presently designated single class of common stock will instead represent the same number of shares of Cash Reserve's newly-designated Retail Class. Certificates representing shares of Cash Reserve's presently designated single class of common stock will, upon presentation to Principal Preservation's transfer agent, be exchanged for share certificates representing an equal number of shares of Cash Reserve's newly-designated Retail Class.

         1.3 TRANSFER AGENT'S RECORDS. Ownership of shares of Cash Reserve's Retail Class will be shown on the books of Principal Preservation's transfer agent. Shares of Cash Reserve's Retail Class will be issued in the manner described in the then-effective Prospectus and Statement of Additional Information of Principal Preservation relating to the Retail Class of Cash Reserve.

         1.4 OPERATING PLAN. From and after the Effective Time, the rights and privileges of the Retail Class shall be determined under the provisions of Maryland law, Principal Preservation's Articles of Incorporation (including Articles Supplementary to be filed with the Maryland State Department of Assessments and Taxation for the purpose of designating the two separate Classes of Cash Reserve's common stock), Principal Preservation's Bylaws and the operating plan adopted by Principal Preservation's Board of Directors which establishes policies and procedures for allocating income and expenses between Cash Reserve's Institutional Class and its Retail Class, which further defines the relative voting rights of the two Classes and which otherwise delineates the relative rights, privileges and liabilities of shares of the two Classes.

2. TRANSFER OF ASSETS AND LIABILITIES OF THE INSTITUTIONAL FUND TO CASH RESERVE IN EXCHANGE FOR SHARES OF CASH RESERVE'S INSTITUTIONAL CLASS; LIQUIDATION OF THE INSTITUTIONAL FUND

         2.1 TRANSFER AND EXCHANGE OF ASSETS FOR SHARES. Subject to the terms and conditions set forth herein, Prospect Hill, on behalf of the Institutional Fund, agrees to transfer the assets of the Institutional Fund as set forth in Section 2.2 to Cash Reserve, subject to the liabilities of the Institutional Fund as set forth in Section 2.3, and Principal Preservation, on behalf of Cash Reserve, agrees to deliver to the Institutional Fund in exchange therefore the number of shares of Cash Reserve's Institutional Class which is equal to the number of shares of the Institutional Fund outstanding as of the Effective Time. Shares of Cash Reserve's Institutional Class so issued will have a net asset value of $1.00 pursuant to the provisions of Rule 2a-7 under the 1940 Act. Such transactions shall take place at the closing provided for in Article 4 of this Plan (the "Closing").

         2.2 DESCRIPTION OF ASSETS TO BE EXCHANGED. The assets of the Institutional Fund to be transferred to Cash Reserve shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivable) and other property owned by the Institutional Fund and any deferred or prepaid expenses shown as an asset on the books of the Institutional Fund as of the "Effective Time" defined in Section 4.1 of this Plan.

         2.3 LIABILITIES TO BE ASSUMED. Cash Reserve will assume from the Institutional Fund all debts, liabilities, obligations and duties of the Institutional Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time and whether or not specifically referred to in this Plan; provided, however, that it is understood and agreed by the parties hereto that the Institutional Fund will utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Effective Time. Any such liabilities and obligations of the Institutional Fund assumed by Cash Reserve shall be allocated to the shares of Cash Reserve's Institutional Class issued to the Institutional Fund pursuant to this Plan.

         2.4 LIQUIDATION OF INSTITUTIONAL FUND. As provided in Section 4.3 of this Plan, as soon after the "Effective Time" as is conveniently practicable (the "Liquidation Date"), the Institutional Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the Effective Time, the shares of Cash Reserve's Institutional Class received by the Institutional Fund pursuant to Section 2.1 in exchange for each such shareholder's interest in the Institutional Fund evidenced by such shareholder's shares of beneficial interest in the Institutional

Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of Cash Reserve in the names of the Institutional Fund shareholders and transferring the shares credited to the account of the Institutional Fund on the books of Cash Reserve. Each account opened shall represent the respective pro rata number of shares of Cash Reserve's Institutional Class due each Institutional Fund shareholder. Fractional shares of Cash Reserve's Institutional Class shall be rounded to the nearest thousandth of one share.

         2.5 NO ISSUANCE OF CERTIFICATES. Cash Reserve will not issue certificates representing the shares of its Institutional Class issued in connection with such exchange unless requested to do so by an Institutional Fund shareholder. After the Effective Time, any outstanding certificates representing shares of the Institutional Fund will instead represent the same number of shares of Cash Reserve's Institutional Class distributed to shareholders of record of the Institutional Fund. Share certificates for the Institutional Fund will, upon presentation to Prospect Hill's transfer agent, be exchanged for share certificates representing an equal number of shares of Cash Reserve's Institutional Class.

         2.6 TRANSFER AGENT'S RECORDS. Ownership of shares of Cash Reserve's Institutional Class will be shown on the books of Principal Preservation's transfer agent. Shares of Cash Reserve's Institutional Class will be issued in the manner described in the then-effective Prospectus and Statement of Additional Information of Principal Preservation relating to the Institutional Class of Cash Reserve.

         2.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of shares of Cash Reserve's Institutional Class in a name other than the registered holder of the shares on the books of the Institutional Fund as of the time of issuance shall be paid by the person to whom such shares are to be issued as a condition of such transfer.

         2.8 REPORTING RESPONSIBILITIES OF INSTITUTIONAL FUND. Any reporting obligations relating to the Institutional Fund are and shall remain the responsibility of Prospect Hill up to and including the Effective Time and such later date on which the Institutional Fund is liquidated and Prospect Hill is dissolved.

         2.9 OPERATING PLAN. From and after the Effective Time, the rights and privileges of the Retail Class shall be determined under the provisions of Maryland law, Principal Preservation's Articles of Incorporation (including Articles Supplementary to be filed with the Maryland State Department of Assessments and Taxation for the purpose of designating the two separate Classes of Cash Reserve's common stock), Principal Preservation's Bylaws and the operating plan adopted by Principal Preservation's Board of Directors which establishes policies and procedures for allocating income and expenses between Cash Reserve's Institutional Class and its Retail Class, which further defines the relative voting rights of the two Classes and which otherwise delineates the relative rights, privileges and liabilities of shares of the two Classes.

3.       VALUATION

         3.1 NET ASSET VALUE OF INSTITUTIONAL FUND. The value of the Institutional Fund's assets and liabilities to be acquired by Cash Reserve shall be the net asset value of the Institutional Fund computed on the date of which the Effective Time occurs, and shall be computed at the time and in the manner set forth in Prospect Hill's then-current Prospectus and Statement of Additional Information relating to the Institutional Fund (such time and date being hereinafter called the "Valuation Date").

         3.2 VALUATION OF SHARES OF INSTITUTIONAL CLASS. For the purpose of computing the number of shares of Cash Reserve's Institutional Class to be issued to the Institutional Fund in exchange for the Institutional Fund's total net assets, each share of Cash Reserve's Institutional Class shall have a value of One and 00/100 Dollars ($1.00 per share), calculated pursuant to Rule 12a-7 under the 1940 Act.

         3.3 EXCHANGE RATIO. The number of shares of Cash Reserve's Institutional Class to be issued (including fractional shares, if any) in exchange for the net assets of the Institutional Fund shall be equal to the number of shares of the Institutional Fund outstanding as of the Effective Time.

         3.4 DOCUMENTATION. All computations of value shall be made by B.C. Ziegler and Company, in accordance with its regular practice as pricing agent for Prospect Hill and for the Prime Money Market Portfolio, a series of The Prime Portfolios in which the Institutional Fund presently invests all of its investable assets. In addition, Prospect Hill shall furnish to Principal Preservation within 60 days of the "Closing Date" (as defined in Section 4.1 of this Plan) a statement of the Institutional Fund's assets and liabilities as of the Effective Time, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Treasurer of Prospect Hill. In addition, Prospect Hill shall supply to Principal Preservation, in such form as is reasonably satisfactory to Principal Preservation, a statement of earnings and profits of the Institutional Fund for federal income tax purposes which may be carried over to the Cash Reserve's Institutional Class of shares as a result of Section 381 of the Code. This statement shall be provided within 180 days of the Closing Date.

4.       CLOSING AND CLOSING DATE

         4.1 ESTABLISHMENT OF CLOSING DATE; DESCRIPTION OF CLOSING. The "Closing Date" shall be December 31, 1995, or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the last business day immediately preceding the Closing (the "Effective Time"), unless otherwise provided. The Closing shall be held on the Closing Date at 5:30 p.m., Central Time, at the principal offices of Principal Preservation at 215 East Main Street, West Bend, Wisconsin, or such other time and/or place as the parties may agree.

         4.2 DELIVERIES BY TRANSFER AGENT. B.C. Ziegler and Company, as depository for Prospect Hill and for the Prime Money Market Portfolio of The Prime Portfolios, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Institutional Fund's portfolio securities, cash and any other assets shall have been delivered in proper form to Principal Preservation on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in connection with the delivery of portfolio securities.

         4.3 CLOSING OF NEW YORK STOCK EXCHANGE. In the event that on the Valuation Date: (a) the New York Stock Exchange is closed to trading or trading thereon is restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere is disrupted so that accurate appraisal of the value of the total net assets of the Institutional Fund is impracticable, then the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         4.4 LIST OF INSTITUTIONAL FUND SHAREHOLDERS. Prospect Hill shall deliver at the Closing a list of names and addresses of the shareholders of the Institutional Fund and the number and percentage ownership of outstanding shares owned by each such shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Prospect Hill. Principal Preservation shall issue and deliver to said Secretary or Assistant Secretary of Prospect Hill a confirmation evidencing the shares of Cash Reserve's Institutional Class to be credited to the Institutional Fund on the Liquidation Date, or provide other evidence satisfactory to Prospect Hill that such shares of Cash Reserve's Institutional Class have been credited to the account of the Institutional Fund on the records of Principal Preservation's transfer agent maintained with respect to the Cash Reserve's Institutional Class. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts or other transfer documents as such other party may reasonably request.

5.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

         The obligations of Prospect Hill hereunder and the obligations of Principal Preservation hereunder are subject to the conditions that on or before the Closing Date:

         5.1 APPROVAL OF PLAN BY INSTITUTIONAL FUND SHAREHOLDERS. This Plan and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of the Institutional Fund in accordance with the provisions of the law of business trusts of the Commonwealth of Massachusetts, the provisions of the 1940 Act and the provisions of Prospect Hill's Declaration of Trust and Bylaws;

         5.2 NO ADVERSE ACTIONS. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby;

         5.3 CONSENTS AND APPROVALS. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky or securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Prospect Hill or Principal Preservation to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Institutional Fund or Cash Reserve, provided that either party hereto may for itself waive any of such conditions;

         5.4 EFFECTIVENESS OF REGISTRATION STATEMENT ON FORM N-14; NO-ACTION RELIEF. A Registration Statement on Form N-14 relating to the shares of Cash Reserve's Institutional Class issuable hereunder, including the combined Proxy Statement of the Institutional Fund and the Prospectus of Principal Preservation (relating to the shares of Cash Reserve's Institutional Class issuable pursuant to the terms of this Plan) constituting a part thereof, shall have become effective under the Securities Act of 1933 and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act of 1933. Additionally, Principal Preservation and Prospect Hill shall have received a favorable written response to the no-action request originally submitted to the SEC's Chief Counsel's Office under Quarles & Brady's October 26, 1995 letter, as resubmitted under Quarles & Brady's December 6, 1995 letter (the "No-Action Request"), or the issues raised in the No-Action Request shall have otherwise been resolved to the mutual satisfaction of the parties.

         5.5 TAX OPINIONS. Each of Prospect Hill and Principal Preservation shall have obtained an opinion of Quarles & Brady, legal counsel to Prospect Hill and Principal Preservation, in form and substance reasonably satisfactory to their respective Boards, to the effect that the transactions contemplated by this Plan will constitute a tax-free reorganization pursuant to
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, and that, accordingly, no gain or loss will be recognized by the Institutional Fund, Cash Reserve or their respective shareholders.

6.       EXPENSES

         The expenses incurred in connection with the entering into and carrying out the provisions of this Plan will be borne and paid by B.C. Ziegler and Company, and not by Cash Reserve or the Institutional Fund.

7.       TERMINATION

         7.1 MUTUAL AGREEMENT. This Plan may be terminated by the mutual agreement of Prospect Hill and Principal Preservation.

         7.2 MATERIAL BREACH. In addition, either Prospect Hill or Principal Preservation may, at its option, terminate this Plan at or prior to the Closing Date on account of a material breach by the other of any agreement contained herein to be performed by such other party at or prior to the Closing Date.

         7.3 FAILURE OF CONDITION PRECEDENT. In addition, either Prospect Hill or Principal Preservation may, at its option, terminate this Plan at or prior to the Closing Date on account of a condition herein expressed to be precedent to the obligation of such party which has not been met and which appears cannot reasonably, or will not, be met.

         7.4 EFFECTS OF TERMINATION. In the event of any such termination, there shall be no liability for damage on the part of Prospect Hill or Principal Preservation or their respective Trustees, Directors or officers.

8.       AMENDMENT

         This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties hereto; provided, however, that following the meeting of the shareholders of the Institutional Fund described in Section 5.1 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of shares of Cash Reserve's Institutional Class to be issued to the Institutional Fund shareholders under this Plan to the detriment of such shareholders without their further approval.

9.       MISCELLANEOUS

         9.1 HEADINGS. The section headings contained in this Plan will have reference purposes only and shall not effect in any way the meaning or interpretation of this Plan.

         9.2 GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


         IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed on its behalf by its duly authorized officer as of the day and year first written above.

                        PROSPECT HILL TRUST
                        (ON BEHALF OF THE PROSPECT HILL PRIME MONEY MARKET FUND)


                        By:  /s/ Robert J. Tuszynski
                            -------------------------------------
                                 Robert J. Tuszynski, Chairman of
                                  the Board


                        PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                        (ON BEHALF OF THE CASH RESERVE PORTFOLIO)


                        By:  /s/ R. D. Ziegler
                            -------------------------------------
                                 R. D. Ziegler, President


                        B. C. ZIEGLER AND COMPANY
                        (SOLELY TO EVIDENCE ITS CONCURRENCE WITH SECTION 6
                        HEREOF)


                        By:  /s/ Peter D. Ziegler
                             ------------------------------------
                                 Peter D. Ziegler, President

                     PROSPECT HILL PRIME MONEY MARKET FUND

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Jay Ferrara, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Prospect Hill Prime Money Market Fund (the "Fund"), a series of Prospect Hill Trust (the "Trust"), to be held at West Bend Community Memorial Library, 230 South 6th Avenue, West Bend, Wisconsin, on Thursday, December 28, 1995, at 3:00 p.m., Central Time, Notice of which Meeting and the Proxy Statement/Prospectus accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement/Prospectus:

1.   To approve or disapprove an Agreement
     and Plan of Reorganization and
     Liquidation between Prospect Hill Trust
     (on behalf of the Prospect Hill Prime
     Money Market Fund) and Principal
     Preservation Portfolios, Inc. (on
     behalf of the Cash Reserve Portfolio)     FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.   In their discretion, upon such other
     matters as may properly come before the
     meeting according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior proxy or proxies.



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  (TO BE DATED AND SIGNED ON THE REVERSE SIDE)




Shares represented by this proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1.



                DATED:________________________________________, 1995


                ____________________________________________________
                Please sign exactly as name appears at left


                _____________________________________________________
                (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             CASH RESERVE PORTFOLIO

           STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 8, 1995


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statement/ Prospectus, dated December 8, 1995, relating to the reorganization of the Institutional Fund into the Institutional Class of Cash Reserve, as described and defined in said Proxy Statement/ Prospectus. A copy of the Proxy Statement/Prospectus may be obtained by writing to Prospect Hill Trust, 215 North Main Street, West Bend, Wisconsin 53095, Attention: S. Charles O'Meara, Secretary, or by calling Prospect Hill Trust's offices at (800) 255-5537. Capitalized terms used in this Statement of Additional Information have the meanings defined in the Proxy Statement/Prospectus, except as otherwise specifically defined in this Statement of Additional Information.


                               TABLE OF CONTENTS

GENERAL INFORMATION AND BACKGROUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         Current Structure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         Structure Following the Reorganization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

MANAGEMENT OF PRINCIPAL PRESERVATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         Investment Advise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         Administrative Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         Custodian and Depository Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

MANAGEMENT OF PROSPECT HILL AND THE PRIME PORTFOLIOS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES; REDEMPTION IN KIND . . . . . . . . . . . . . . . . . . . . . . . .    9

TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

CALCULATION OF PERFORMANCE DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

HISTORICAL AND PRO FORMA FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Historical Financial Statements of Institutional Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Historical Financial Statements of Cash Reserve Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         Unaudited Pro Forma Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

                       GENERAL INFORMATION AND BACKGROUND

CURRENT STRUCTURE

         The Institutional Fund and Cash Reserve presently are part of a two-tiered, master/feeder money market mutual fund structure known as a Hub and Spoke(R). Presently, each of the Institutional Fund and Cash Reserve have a capital structure consisting of a single class of common stock. The Institutional Fund and Cash Reserve each offer their shares to the public through a separate Prospectus and Statement of Additional Information. The Institutional Fund markets its shares primarily to institutional investors without the assistance of a retail brokerage network. Cash Reserve, on the other hand, offers its shares primarily to individual investors through retail brokerage offices. Shares of Cash Reserve pay a Rule 12b-1 distribution fee, while shares of the Institutional Fund do not. The Institutional Fund and Cash Reserve each invest the proceeds derived from the sale of their respective shares in the Hub, where they are collectively managed by ZAMI pursuant to the common investment objectives, programs and policies of the Institutional Fund and Cash Reserve.

STRUCTURE FOLLOWING THE REORGANIZATION

         Principal Preservation's Board of Directors has approved a plan whereby Cash Reserve's capital will be restructured to include two classes of common stock, Class X Common Stock (the "Retail Class") and Class Y Common Stock (the "Institutional Class"), each with a par value of $0.001 per share. Each Class will consist of 200 million authorized shares. In the Reorganization, each outstanding share of Cash Reserve's presently-authorized, single class of common stock will be redesignated (but otherwise unaffected) as a share of Cash Reserve's Retail Class, and each outstanding share of the Institutional Fund will be converted into a share of Cash Reserve's Institutional Class. The Retail Class will continue to pay a Rule 12b-1 distribution fee, and the Institutional Class will not. All of the assets presently held in and managed at the Hub level will be transferred to Cash Reserve, and will be managed within Cash Reserve under the existing common investment objectives, policies and programs of the Institutional Fund and Cash Reserve. In short, the existing Hub and Spoke structure will be collapsed into a single mutual fund with a dual class capital structure.


                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The investment objective, policies and restrictions applicable to Cash Reserve's Institutional Class are the same as those for the Institutional Fund. See the section of the Institutional Fund SAI captioned "Investment Objective, Policies and Restrictions" which is incorporated herein by reference.

                      MANAGEMENT OF PRINCIPAL PRESERVATION

         The Directors and officers of Principal Preservation and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Directors of Principal Preservation who are "interested persons" (as defined in the 1940
Act) of Principal Preservation. Unless otherwise indicated, the address of each Director and officer of Principal Preservation is 215 North Main Street, West Bend, Wisconsin 53095


                                                                                   Principal
                                          Position with Principal              Occupation During
 Name and Address                               Preservation                     Past Five Years
 ----------------                               ------------                     ---------------

 R. D. Ziegler*                           President and Director    Since 1973 Chairman and Director and,
                                                                    prior to 1990, Chief Executive Officer,
                                                                    and prior to 1986, President, The
                                                                    Ziegler Companies, Inc. and B.C. Ziegler
                                                                    and Company; Chairman and Director,
                                                                    Ziegler Asset Management, Inc.;
                                                                    Director, Johnson Controls, Inc.
                                                                    (manufacturing).

 Robert J. Tuszynski*                     Vice President and        Vice President, Director of Mutual
                                          Director                  Funds, B.C. Ziegler and Company, since
                                                                    1987; Trustee, Chairman of the Board and
                                                                    President, Prospect Hill Trust and The
                                                                    Prime Portfolios (registered investment
                                                                    companies).

 Richard H. Aster, M.D.                   Director                  President and Director of Research, The
 1701 W. Wisconsin Ave.                                             Blood Center of Southeastern Wisconsin,
 Milwaukee, WI  53233                                               Inc.

                                                                                    Principal
                                          Position with Principal              Occupation During
 Name and Address                               Preservation                     Past Five Years
 ----------------                               ------------                     ---------------

 Augustine J. English                     Director                  Retired; President, Tupperware North
 P.O. Box 2353                                                      America from 1990 to 1994
 Orlando, FL  32802                                                 (manufacturing); prior to 1990,
                                                                    President, The West Bend Company
                                                                    (manufacturing), a division of Dart
                                                                    Industries, a subsidiary of Premark
                                                                    International, Inc., of which Mr.
                                                                    English was a Group Vice President.

 Stephen A. Roell                         Director                  Vice President, Chief Financial Officer
 c/o Johnson Controls,                                              and Assistant Secretary, Johnson
  Inc.                                                              Controls, Inc. since 1991; Corporate
 5757 North Green Bay                                               Controller and Assistant Secretary,
  Road                                                              Johnson Controls, Inc. from 1990 to
 P.O. Box 591                                                       1991; Treasurer, Johnson Controls, Inc.
 Milwaukee, WI  53201                                               from 1987 to 1991.

 John H. Lauderdale                       Vice President-Director   Wholesaler, B.C. Ziegler and Company
                                          of Marketing              since 1991; prior thereto Account
                                                                    Executive, The Patten Company.

 Jay Ferrara                              Treasurer                 Assistant Vice President, B.C. Ziegler
                                                                    and Company, since 1994; Controller,
                                                                    California Investment Trust, from 1993
                                                                    to 1994; prior thereto, Senior Portfolio
                                                                    Accountant, Wells Fargo Nikko Investment
                                                                    Advisors.

 S. Charles O'Meara                       Secretary                 Senior Vice President and General
                                                                    Counsel, B.C. Ziegler and Company since
                                                                    1993; prior thereto, Partner, O'Meara,
                                                                    Eckert, Pouros & Gonring (law firm).



         Principal Preservation pays the compensation of the three Principal Preservation Directors who are not officers, directors or employees of Ziegler. They receive an annual fee of $12,000 and an additional $450 for each Board or Committee meeting attended. The Fund pays a pro rata portion of these fees. Principal Preservation may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters.

         The table below shows fees paid to Directors of Principal Preservation for the year ended December 31, 1994. Each series of Principal Preservation, including Cash Reserve, pays a proportionate share of these expenses based on the ratio such series' total assets bear to the aggregate of the total assets of all series of Principal Preservation. Principal Preservation made no payments to its officers or directors who are affiliated with any investment advisor to Principal Preservation.

                                                                                                    Total
                                                        Pension or                               Compensation
                                                        Retirement                              From Principal
                                                     Benefits Accrued                          Preservation and
     Name of Person and           Aggregate             As Part of                             Fund Complex of
       Position with             Compensation           Principal             Estimated        Which Principal
         Principal              from Principal        Preservation's       Annual Benefits       Preservation
        Preservation             Preservation            Expenses          Upon Retirement       Is a Part(1)
 -------------------------       ------------            --------          ---------------       ---------

 R. D. Ziegler,                      -0-                   -0-                   -0-                 -0-
  President and Director

 Robert J. Tuszynski,                -0-                   -0-                   -0-                 -0-
  Vice President and
  Director

 Richard H. Aster, M.D.            $13,750                 -0-                   -0-               $13,750
  Director

 Augustine J. English,             $13,750                 -0-                   -0-               $13,750
  Director

 Stephen A. Roell,                 $13,750                 -0-                   -0-               $13,750
  Director

_________________________

(1) No director or officer of Principal Preservation received compensation from any other investment company within the same fund complex as Principal Preservation.

         At November 29, 1995, Principal Preservation's Directors and officers as a group owned less than 1% of the shares of Cash Reserve. As of that date, B.C. Ziegler and Company, pursuant to shareholder servicing arrangements, owned of record 98.46% of Cash Reserve's outstanding shares. No other person was known to own, of record or beneficially, 5% or more of the outstanding shares of Cash Reserve as of that date.

INVESTMENT ADVISER

         ZAMI will manage the assets of Cash Reserve pursuant to an Investment Advisory Agreement (the "Advisory Agreement") and the investment policies described herein. Subject to such further policies as Principal Preservation's Board of Directors may determine, ZAMI makes investment decisions for Cash Reserve. ZAMI furnishes at its own expense all services, facilities and personnel necessary in connection with managing Cash Reserve's investments and effecting securities transactions for Cash Reserve.

         The Advisory Agreement provides that ZAMI may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by Cash Reserve when authorized either by majority vote of the shareholders of each of Cash Reserve's Classes (with the vote of each shareholder being in proportion to the amount of their investment) or by a vote of a majority of Principal Preservation's Board of Directors, or by ZAMI on not more than 60 days nor less than 30 days written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither ZAMI nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for Cash Reserve, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         For its services under the Advisory Agreement, ZAMI receives from Cash Reserve a fee accrued daily and paid monthly at an annual rate equal to 0.20% of Cash Reserve's average daily net assets.

ADMINISTRATIVE SERVICES

         ZAMI will provide certain administrative services to Cash Reserve, including: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of Principal Preservation; (b) providing personnel to serve as directors, officers and employees of Principal Preservation to the extent requested by Principal Preservation and as permitted and appropriate under applicable laws and regulations; (c) supervising the overall administration of Principal Preservation, including negotiation of contracts and fees with, and the monitoring of performance and billings of, Principal Preservation's independent contractors or agents; (d) preparing and, if applicable, filing all documents required for compliance by Principal Preservation with applicable laws and regulations; (e) preparing agendas and supporting documents for and minutes of meetings of the Board of Directors of Principal Preservation and committees thereof and shareholders of Cash Reserve; and (f) maintaining other books and records of Principal Preservation.

         These services presently are provided to the Hub by Ziegler pursuant to the terms of an administrative services agreement. For providing these services, Ziegler receives a fee at the annual rate of 0.10% of the Hub's average daily net assets up to $200 million, and 0.05% on average daily net assets in excess of $200 million. In connection with the Reorganization, ZAMI and Principal Preservation (on behalf of the Cash Reserve Portfolio) will enter into a new Administrative Services Agreement on terms substantively identical to those of the existing administrative services agreement pursuant to which Ziegler provides administrative services to the Hub except ZAMI will receive a slightly higher fee as described below.

         Ziegler presently provides certain fund accounting and pricing services to the Hub pursuant to the terms of an accounting/pricing agreement, and, following the Reorganization, will continue to provide the same services to Cash Reserve pursuant to a new Accounting/Pricing Agreement to be entered into between Ziegler and Principal Preservation (on behalf of the Cash Reserve Portfolio) on terms substantively identical to the existing accounting/pricing agreement. The accounting and pricing services provided by Ziegler include:
(a) calculating daily net asset value per share for Cash Reserve; (b) posting cash receipts and disbursements for Cash Reserve; (c) reconciling bank account balances monthly for Cash Reserve; (d) recording purchases and sales based upon Cash Reserve's portfolio manager communications; and (e) preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, Cash Reserve.

         The Administrative Services and Accounting/Pricing Agreements each provide that they will continue in effect from year to year, as long as approved at least annually by Principal Preservation's Board of Directors or by a vote of the outstanding voting securities (with the separate classes voting together) of Cash Reserve and in either case by a majority of the Directors who are not parties to the relevant Agreement or interested persons of any such party. Each Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. Each Agreement provides that neither ZAMI nor Ziegler, as the case may be, nor their respective personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreement.

         For providing the services contemplated by the new Administrative Services Agreement, ZAMI will be entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.15 of 1% of Cash Reserve's average daily net assets up to $200 million, and 0.10 of 1% on average daily net assets in excess of $200 million.

         Pursuant to the terms of an Accounting/Pricing Agreement Ziegler is entitled to compensation at a rate approved annually by the Directors of Principal Preservation, plus reimbursement for reasonable out-of-pocket expenses. Under the presently approved fee structure, Cash Reserve will pay Ziegler a monthly fee at an annual rate of 0.04 of 1% on average daily net assets between $50 million and $100 million, 0.03 of 1% on the next $100 million, and 0.01 of 1% on average daily net assets in excess of $200 million, subject to a minimum annual fee of $15,000 and a maximum annual fee of $125,000.

CUSTODIAN AND DEPOSITORY SERVICES

         Cash Reserve acts as custodian of its own assets. Pursuant to the terms of a Depository Contract, Ziegler serves as Depository for the assets of Cash Reserve. For providing services as Depository to Cash Reserve, Ziegler is entitled to reasonable compensation and reimbursement for expenses as agreed upon from time to time between Ziegler and Principal Preservation. Cash Reserve will pay Ziegler a monthly fee under the Depository Contract at an annual rate of 0.055 of 1% on the first $50 million of Cash Reserve's average daily net assets, 0.035 of 1% on the next $150 million, 0.030 of 1% on the next $300 million, and 0.025 of 1% on average daily net assets in excess of $500 million, subject to a minimum annual fee of $15,000.

         Ziegler's responsibilities as Depository for Cash Reserve include safeguarding and controlling its securities and other assets, handling the receipt and delivery of securities, determining income and collecting interest on its investments, and maintaining books of original entry for accounting purposes and other required books and accounts. Securities held by Cash Reserve may be deposited into authorized securities depositaries such as the Federal Reserve-Treasury Department Book Entry System and the Depository Trust Company, and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Directors of Principal Preservation.


              MANAGEMENT OF PROSPECT HILL AND THE PRIME PORTFOLIOS

         For a description of the current management of Prospect Hill and The Prime Portfolios, please refer to the section of the Institutional Fund SAI captioned "Management of the Trust and the Portfolio Series" which is incorporated herein by reference.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES

         Cash Reserve's practices with respect to portfolio transactions and brokerage services following the Reorganization will be the same as the current practices of The Prime Portfolios. For a detailed description of those practices, see the section of the

Institutional Fund SAI captioned "Portfolio Transactions and Brokerage Practices" which is incorporated herein by reference.


 DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES; REDEMPTION IN KIND

         The Proxy Statement/Prospectus discusses when the net asset value of Cash Reserve is determined for purposes of sales and redemptions. The following is a description of the procedures used by Cash Reserve in valuing its assets.

         The valuation of Cash Reserve's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Cash Reserve would receive if it sold the instrument.

         Cash Reserve's use of the amortized cost method of valuing their securities is permitted by a rule adopted by the SEC. Cash Reserve will also maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in securities determined by or under the supervision of the Board of Directors of Principal Preservation to be of high quality with minimal credit risks.

         Pursuant to the rule, the Board of Directors also has established procedures designed to allow Cash Reserve to stabilize, to the extent reasonably possible, its price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of Cash Reserve's holdings by Principal Preservation's Board of Directors, at such intervals as it deems appropriate, to determine whether the value of Cash Reserve's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

         The rule also provides that the extent of any deviation between the value of Cash Reserve's assets based on available market quotations (or an appropriate substitute which reflects current market conditions) and such valuation based on amortized cost must be examined by Principal Preservation's Board of Directors. In the event the Board of Directors determines that a deviation exists that may result in material dilution or other unfair results to new or existing investors or existing shareholders, pursuant to the rule, the Board of Directors must cause Cash Reserve to take such corrective action as the Board of

Directors regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; or valuing Cash Reserve's assets by using available market quotations.

         For the purpose of determining the deviation between the value of Cash Reserve's assets based on available market quotations and such valuation based on amortized cost, if market quotations are not readily available, or if the securities are illiquid, the value of such portfolio securities will be determined in good faith by the Directors based upon calculations and findings made by the ZAMI, and reviewed by the Directors. The Directors may consider that certain securities are securities for which market quotations are not readily available if the validity of the quotations received with respect to such securities appears to be questionable. Factors which the Directors might consider as indicating that the validity of market quotes is questionable include an inordinately large spread between bid and ask prices, or an inordinately small number of quotations indicating that there is only a thin market in the securities.

         Principal Preservation, on behalf of Cash Reserve, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by Principal Preservation and valued as they are for purposes of computing Cash Reserve's net asset value (a redemption in kind). If payment is made in securities, an investor may incur transaction expenses in converting these securities into cash.

         Cash Reserve has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Portfolio is obligated to redeem beneficial interests with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of Cash Reserve at the beginning of the period.

         Each investor in Cash Reserve may add to or reduce its investment in Cash Reserve on each Business Day. A "Business Day" is any day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of Cash Reserve are tendered for redemption and no order to purchase shares of Cash Reserve is received) during which there is sufficient trading in money market instruments that Cash Reserve's net asset value might be materially affected. As of 12:00 noon (New York time) on each such Business Day, the value of each investor's interest in Cash Reserve will be determined by multiplying the net asset value of Cash Reserve by the percentage representing that investor's share of the aggregate outstanding shares of Cash Reserve. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate outstanding shares of Cash Reserve will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in Cash Reserve as of 12:00 noon on such Business Day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in Cash Reserve effected on such Business Day, and (ii) the denominator of which is the aggregate net asset value of Cash Reserve as of 12:00 noon on such Business Day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in Cash Reserve by all investors in Cash Reserve. The percentage so determined will then be applied to determine the value of the investor's interest in Cash Reserve as of 12:00 noon on the next following Business Day.


                                   TAX STATUS

         The following is only a summary of certain tax considerations generally affecting Cash Reserve and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

         Each series of a series company, such as Principal Preservation, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various series in one fund are not combined.

         Cash Reserve intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, Cash Reserve must satisfy a number of requirements. Among such requirements is the requirement that at least 90 percent of its gross income must be derived from dividends, interest and gains from the sale or other disposition of stock or other securities. Another requirement of current law is that less than 30 percent of Cash Reserve's gross income be derived from the sale or other disposition of securities held for less than three months. In determining these gross income requirements, a loss from the sale or other disposition of securities does not enter into the computation.

         Cash Reserve will distribute substantially all of its net income and capital gains so as to avoid any federal income tax to it. Although Principal Preservation expects Cash Reserve to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of Cash Reserve's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by Cash Reserve would reduce the amount of income and gains available for distribution to its shareholders.

         While Cash Reserve does not expect to realize net long-term capital gains, any such gains realized will be distributed annually as described in the Proxy Statement/Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held his or her shares, and will be designated as capital gain dividends in a written notice mailed by Cash Reserve to shareholders after the close of Cash Reserve's prior taxable year.

         Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup federal withholding tax if Cash Reserve's transfer agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if Cash Reserve is notified that the shareholder has under-reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish Cash Reserve's transfer agent with such number and the required certifications by completing and sending Cash Reserve's transfer agent IRS Form W-9.

         Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes.

         If a shareholder exchanges shares of one Principal Preservation portfolio for shares of another, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

                        CALCULATION OF PERFORMANCE DATA

         Performance data for shares of Cash Reserve's Institutional Class will be calculated and publicized in the same manner as performance data presently is calculated and publicized for shares of the Institutional Fund. For a detailed description of such calculations and their use, see the section of the Institutional Fund SAI captioned "Yield Information" which is incorporated herein by this reference.


                 HISTORICAL AND PRO FORMA FINANCIAL STATEMENTS

HISTORICAL FINANCIAL STATEMENTS OF INSTITUTIONAL FUND

         The following financial statements and footnotes thereto of Prospect Hill Prime Money Market Fund (the "Institutional Fund") and of The Prime Money Market Portfolio (the "Hub"), together with, in the case of year-end financial statements, the Reports of the Independent Accountants thereon, are incorporated herein by reference from Prospect Hill Prime Money Market Fund's 1994 Annual Report to Shareholders and its Semi-Annual Report to Shareholders dated June 30, 1995.

                 1. Statements of Assets and Liabilities for each of the Institutional Fund and the Hub as of December 31, 1994 (audited) and as of June 30, 1995 (unaudited).

                 2. Statements of Operations for each of the Institutional Fund and the Hub for the year ended December 31, 1994 (audited) and for the six-month period ended June 30, 1995 (unaudited).

                 3. Statements of Changes in Net Assets for each of the Institutional Fund and the Hub for the period from April 5, 1993 (commencement of operations) through December 31, 1993 (audited), for the year ended December 31, 1994 (audited), and for the six-month period ended June 30, 1995 (unaudited).

                 4. Schedule of Investments of the Hub as of December 31, 1994 (audited) and as of June 30, 1995 (unaudited).

                 5.       Notes to Financial Statements.

         Copies of the Institutional Fund's 1994 Annual Report to Shareholders and its Semi-Annual Report to Shareholders dated June 30, 1995 may be obtained free of charge from Ziegler upon request.

HISTORICAL FINANCIAL STATEMENTS OF CASH RESERVE PORTFOLIO

         The following financial statements and footnotes thereto of the Cash Reserve Portfolio ("Cash Reserve") and of the Hub, together with, in the case of year-end financial statements, the Reports of the Independent Accountants thereon, are incorporated herein by reference from Cash Reserve Portfolio's 1994 Annual Report to Shareholders and its Semi-Annual Report to Shareholders dated June 30, 1995.

         1. Financial Highlights for Cash Reserve for the period from April 5, 1993 (commencement of operations) through December 31, 1993 (audited), for the year ended December 31, 1994 (audited), and for the six-month period ended June 30, 1995 (unaudited).

         2. Statements of Assets and Liabilities for each of Cash Reserve and the Hub as of December 31, 1994 (audited) and as of June 30, 1995 (unaudited).

         3. Statements of Operations for each of Cash Reserve and the Hub for the year ended December 31, 1994 (audited) and for the six-month period ended June 30, 1995 (unaudited).

         4. Statements of Changes in Net Assets for each of Cash Reserve and the Hub for the period from April 5, 1993 (commencement of operations) through December 31, 1993 (audited), for the year ended December 31, 1994 (audited), and for the six-month period ended June 30, 1995 (unaudited).

         5. Schedule of Investments of the Hub as of December 31, 1994 (audited) and as of June 30, 1995 (unaudited).

         6.      Notes to Financial Statements.

         Copies of Cash Reserve's 1994 Annual Report to Shareholders and its Semi-Annual Report to Shareholders dated June 30, 1995 may be obtained free of charge from Ziegler upon request.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         The following pages contain the (i) unaudited Pro Forma Combining Statement of Assets and Liabilities for the Institutional Fund and Cash Reserve's Institutional Class as of December 31, 1994, and June 30, 1995, assuming the Reorganization had been consummated on those respective dates,
(ii) unaudited Pro Forma Combining Schedule of Investments of the Institutional Fund and of Cash Reserve's Institutional Class as of December 31, 1994, and June 30, 1995, assuming the Reorganization had been consummated on those dates, and (iii) unaudited Pro Forma Combining Statement of Operations for the Institutional Fund and Cash Reserve's Institutional Class for the six-months ended June 30, 1995 and for the year ended December 31, 1994, giving effect to the Reorganization as if it had been consummated on January 1, 1994. This pro forma information should be read in conjunction with, and is qualified in its entirety by, the financial statements and accompanying notes of the Institutional Fund included in the Institutional Fund's 1994 Annual Report to Shareholders and its Semi-Annual Report to Shareholders dated June 30, 1995. These pro forma combining financial statements are intended for information purposes and are not necessarily indicative of the future financial position or future results of Cash Reserve's Institutional Class.

PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1994
                  (UNAUDITED)

                                                        PRIME            PROSPECT            CASH
                                                      PORTFOLIO            HILL             RESERVE          COMBINED
                                                      ---------          --------           -------          --------
ASSETS:
   Investment in Prime Money Market , at value                           43,554,132        52,777,463        96,331,595
   Investment in securities, at amortized cost:
     U.S. Government and agency obligations            63,125,905                                            63,125,905
     Short-term investments                            32,278,712                                            32,278,712
       Interest receivable                                589,193                                               589,193
       Deferred Organization Expenses                                                          21,099            21,099
       Receivable from affiliate                           40,045            26,317            66,088           132,450
       Miscellaneous receivable                           397,831                               9,048           406,879
                                                      -----------       -----------       -----------      ------------
            Total Assets                               96,431,686        43,580,449        52,873,698       192,885,833
                                                      -----------       -----------       -----------      ------------
LIABILITIES:
       Advisory fee payable                                46,868                                                46,868
       Administration fee payable                          25,555                              38,395            63,950
       Depository fee payable                               4,580                                                 4,580
       Transfer Agent Fee Payable                                             5,276             1,200             6,476
       Fund accounting fee payable                          3,052               250               250             3,552
       Dividends Payable                                                    193,592           224,583           418,175
       Other accrued expenses                              20,036            19,788            15,779            55,603
                                                      -----------       -----------       -----------      ------------
            Total Liabilities                             100,091           218,906           280,207           599,204
                                                      -----------       -----------       -----------      ------------
NET ASSETS                                            $96,331,595       $43,361,543       $52,593,491      $192,286,629
                                                      ===========       ===========       ===========      ============
REPRESENTED BY:
       Paid-in capital                                $96,331,595       $43,454,597       $52,691,053       192,477,245
       Undistributed Net Income                                              32,043            25,204            57,247
       Accumulated Loss from Portfolio                                     (125,097)         (122,766)         (247,863)
                                                      -----------       -----------       -----------      ------------
       Net Assets                                      96,331,595        43,361,543        52,593,491       192,286,629
                                                      ===========       ===========       ===========      ============
RETAIL SERIES
  Net Assets                                                                               52,593,491        52,593,491
  Shares Authorized ($.0001)                                                              200,000,000       200,000,000
  Shares Issued and Oustanding                                                             52,691,053        52,691,053
  Net Asset Value and Redemption Price                                                          $1.00             $1.00

INSTITUTIONAL SERIES
  Net Assets                                                             43,361,543                          43,361,543
  Shares Authorized ($.0001)                                            200,000,000                         200,000,000
  Shares Issued and Oustanding                                           43,454,597                          43,454,597
  Net Asset Value and Redemption Price                                        $1.00                               $1.00

                                                         ADJUSTMENTS
                                                      (REFERENCES ARE TO           PRO FORMA
                                                      PRO FORMA FOOTNOTES)          EFFECT
                                                      --------------------          ------
ASSETS:
   Investment in Prime Money Market , at value        (96,331,595)(c)                   0
   Investment in securities, at amortized cost:
     U.S. Government and agency obligations                                    63,125,905
     Short-term investments                                                    32,278,712
       Interest receivable                                                        589,193
       Deferred Organization Expenses                                              21,099
       Receivable from affiliate                         (119,856)(f)(g)(h)        12,594
       Miscellaneous receivable                                                   406,879
                                                     -------------           ------------
            Total Assets                              (96,451,451)             96,434,382
                                                     -------------           ------------
LIABILITIES:
       Advisory fee payable                               (25,907)                 20,961
       Administration fee payable                         (50,940)(e)              13,010
       Depository fee payable                                                       4,580
       Transfer Agent Fee Payable                                                   6,476
       Fund accounting fee payable                                                  3,552
       Dividends Payable                                                          418,175
       Other accrued expenses                             (55,603)(f)(g)(h)             0
                                                     -------------           ------------
            Total Liabilities                            (132,450)                466,754
                                                     -------------           ------------
NET ASSETS                                           ($96,319,001)             95,967,628
                                                     =============           ============
REPRESENTED BY:
       Paid-in capital                                (96,319,001)(c)(d)       96,158,244
       Undistributed Net Income                                                    57,247
       Accumulated Loss from Portfolio                                           (247,863)
                                                     -------------           ------------
       Net Assets                                     (96,319,001)             95,967,628
                                                     =============           ============
RETAIL SERIES
  Net Assets                                                                   52,593,491
  Shares Authorized ($.0001)                                                  200,000,000
  Shares Issued and Oustanding                                                 52,691,053
  Net Asset Value and Redemption Price                                              $1.00

INSTITUTIONAL SERIES
  Net Assets                                               12,594 (d)          43,374,137
  Shares Authorized ($.0001)                                                  200,000,000
  Shares Issued and Oustanding                                                 43,454,597
  Net Asset Value and Redemption Price                                              $1.00



             See Notes to Combining Pro Forma Financial Statements

PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994
                  (UNADUITED)


                                                         PRIME            PROSPECT            CASH
                                                       PORTFOLIO            HILL             RESERVE          COMBINED
                                                       ---------          --------           -------          --------
INTEREST INCOME:                                        5,291,793         2,733,914         2,557,879        10,583,586

EXPENSES:
       Allocated Expense from Hub                                           230,018           210,200           440,218
       Investment advisory fees                          $227,681                                               227,681
       Amortization of organization expenses               70,392            11,523             7,697            89,612
       Administration fees                                113,841                 0            81,596           195,437
       Depository fees                                     58,942                                                58,942
       Shareholder Service Fees - Retail Series                                               134,047           134,047
       Distribution Fee - Retail Series                                                        83,118            83,118
       Transfer Agent Fee                                                     7,180                               7,180
       Legal fees                                          58,805            71,353            31,505           161,663
       Fund accounting fees                                38,311             3,000             3,000            44,311
       Compensation of trustees                            23,236             9,264             8,236            40,736
       Insurance fees                                      15,364             9,310             3,975            28,649
       Audit fees                                          20,000            10,309            10,309            40,618
       Registration Fees                                                      8,285            23,391            31,676
       Printing                                               651             1,981            34,162            36,794
       Miscellaneous expenses                                 409               734             9,334            10,477
                                                                                                                      0
                                                       ----------        ----------        ----------        ----------
       Total expenses                                     627,632           362,957           640,570         1,631,159

       Less: Waiver of advisory fees                      (92,012)                0                             (92,012)
             Reimbursement of expenses                    (95,402)          (10,784)          (66,088)         (172,274)
                                                       ----------        ----------        ----------        ----------
       Net expenses                                       440,218           352,173           574,482         1,366,873
                                                       ----------        ----------        ----------        ----------
NET INVESTMENT INCOME                                   4,851,575         2,381,741         1,983,397         9,216,713
       Net realized loss from Investments              (2,173,642)                                           (2,173,642)
       Net realized loss from Portfolio                                    (128,084)         (124,412)         (252,496)
                                                       ----------        ----------        ----------        ----------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                          $2,677,933        $2,253,657        $1,858,985        $7,043,071
                                                       ==========        ==========        ==========        ==========


                                                         ADJUSTMENTS
                                                     (REFERENCES ARE TO       PRO FORMA
                                                    PRO FORMA FOOTNOTES)        EFFECT
                                                    --------------------      ----------
INTEREST INCOME:                                         (5,291,793)(c)       5,291,793

EXPENSES:
       Alocated Expense from Hub                           (440,218)(c)               0
       Investment advisory fees                                                 227,681
       Amortization of organization expenses                (59,074)(i)          30,538
       Administration fees                                  (50,940)(e)         144,497
       Depository fees                                                           58,942
       Shareholder Service Fees - Retail Series                                 134,047
       Distribution Fee - Retail Series                                          83,118
       Transfer Agent Fee                                                         7,180
       Legal fees                                          (100,158)(h)          61,505
       Fund accounting fees                                  (6,000)(g)          38,311
       Compensation of trustees                             (24,264)(f)          16,472
       Insurance fees                                       (17,699)(f)          10,950
       Audit fees                                           (10,000)(h)          30,618
       Registration Fees                                                         31,676
       Printing                                                                  36,794
       Miscellaneous expenses                                                    10,477

                                                        ------------         ----------
       Total expenses                                      (708,353)            922,806

       Less: Waiver of advisory fees                         92,012                   0
             Reimbursement of expenses                      172,274                   0
                                                        ------------         ----------
       Net expenses                                        (444,067)            922,806
                                                        ------------         ----------
NET INVESTMENT INCOME                                    (4,847,726)          4,368,987

       Net realized loss from Investments                                    (2,173,642)
       Net realized loss from Portfolio                     252,496 (j)               0
                                                        ------------         ----------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                           ($4,847,726)          2,195,345
                                                        ============         ==========




             See Notes to Combining Pro Forma Financial Statements

PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995
                    (UNAUDITED)


ASSETS:

                                                             PRIME             PROSPECT            CASH
                                                           PORTFOLIO             HILL             RESERVE               COMBINED
                                                           ------------       -----------       -----------            ------------
   Investment in Prime Money Market , at value                                 44,901,990        69,561,112             114,463,102
   Investment in securities, at amortized cost
     U.S. Government and agency obligations                  23,123,583                                                  23,123,583
     Short-term investments                                  87,163,460                                                  87,163,460
       Interest receivable                                      492,422                                                     492,422
       Deferred Organization Expenses                                                                17,861                  17,861
       Receivable from affiliate                                 36,826             1,148            35,005                  72,979
       Receivable for Investments Sold                        3,716,061                                                   3,716,061
       Miscellaneous receivable                                       0                              21,410                  21,410
                                                           ------------       -----------       -----------            ------------
            Total Assets                                    114,532,352        44,903,138        69,635,388             229,070,878
                                                           ------------       -----------       -----------            ------------
LIABILITIES:

       Advisory fee payable                                      15,027                                                      15,027
       Administration fee payable                                 2,616                              45,912                  48,528
       Depository fee payable                                     5,180                                                       5,180
       Transfer Agent Fee Payable                                                     600               600                   1,200
       Fund accounting fee payable                                9,570             1,500               250                  11,320
       Dividends Payable                                                          220,478           304,856                 525,334
       Other accrued expenses                                    36,857            44,513             7,152                  88,522
                                                           ------------       -----------       -----------            ------------
            Total Liabilities                                    69,250           267,091           358,770                 695,111
                                                           ------------       -----------       -----------            ------------
NET ASSETS                                                 $114,463,102       $44,636,047       $69,276,618            $228,375,767
                                                           ============       ===========       ===========            ============
REPRESENTED BY:
       Paid-in capital                                     $114,463,102       $44,731,350       $69,378,837             228,573,289
       Undistributed Net Income                                                    39,611            36,610                  76,221
       Accumulated Loss from Portfolio                                           (134,914)         (138,829)               (273,743)
                                                           ------------       -----------       -----------            ------------
       Net Assets                                           114,463,102        44,636,047        69,276,618             228,375,767
                                                           ============       ===========       ===========            ============
RETAIL SERIES
  Net Assets                                                                                     69,276,618              69,276,618
  Shares Authorized ($.0001)                                                                    200,000,000             200,000,000
  Shares Issued and Oustanding                                                                   69,377,601              69,377,601
  Net Asset Value and Redemption Price                                                                $1.00                   $1.00

INSTITUTIONAL SERIES
  Net Assets                                                                   44,636,047                                44,636,047
  Shares Authorized ($.0001)                                                  200,000,000                               200,000,000
  Shares Issued and Oustanding                                                 44,731,349                                44,731,349
  Net Asset Value and Redemption Price                                              $1.00                                     $1.00

ASSETS:                                                 ADJUSTMENTS
                                                  (REFERENCES ARE TO            PRO FORMA
                                                  PRO FORMA FOOTNOTES)            EFFECT
                                                  --------------------          ---------
   Investment in Prime Money Market , at value    (114,463,102)(c)                    0.00
   Investment in securities, at amortized cost
     U.S. Government and agency obligations                                     23,123,583
     Short-term investments                                                     87,163,460
       Interest receivable                                                         492,422
       Deferred Organization Expenses                                               17,861
       Receivable from affiliate                       (15,862)(f)(g)(h)            57,117
       Receivable for Investments Sold                                           3,716,061
       Miscellaneous receivable                                                     21,410
                                                 --------------              -------------
            Total Assets                          (114,478,964)                114,591,914
                                                 --------------              -------------
LIABILITIES:

       Advisory fee payable                                                         15,027
       Administration fee payable                                                   48,528
       Depository fee payable                                                        5,180
       Transfer Agent Fee Payable                                                    1,200
       Fund accounting fee payable                                                  11,320
       Dividends Payable                                                           525,334
       Other accrued expenses                          (46,055)(f)(g)(h)            42,467
                                                 --------------              -------------
            Total Liabilities                          (46,055)                    649,056
                                                 --------------              -------------

NET ASSETS                                       ($114,432,909)                113,942,858
                                                 ==============              =============
REPRESENTED BY:
       Paid-in capital                            (114,432,909)(c)(d)          114,140,380
       Undistributed Net Income                                                     76,221
       Accumulated Loss from Portfolio                                            (273,743)
                                                 --------------              -------------
       Net Assets                                 (114,432,909)                113,942,858
                                                 ==============              =============
RETAIL SERIES
  Net Assets                                                                    69,276,618
  Shares Authorized ($.0001)                                                   200,000,000
  Shares Issued and Oustanding                                                  69,377,601
  Net Asset Value and Redemption Price                                               $1.00

INSTITUTIONAL SERIES
  Net Assets                                            30,193 (d)              44,666,240
  Shares Authorized ($.0001)                                                   200,000,000
  Shares Issued and Oustanding                                                  44,731,349
  Net Asset Value and Redemption Price                                               $1.00


             See Notes to Combining Pro Forma Financial Statements

PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1995
                    (UNADUITED)

                                                              PRIME              PROSPECT            CASH
                                                             PORTFOLIO             HILL             RESERVE             COMBINED
                                                             ---------           --------           -------             --------
INTEREST INCOME:                                              3,142,460         1,301,136         1,841,324             6,284,920

EXPENSES:
       Allocated Expense from Hub                                                  48,597            68,057               116,654
       Investment advisory fees                                $103,278                                                   103,278
       Amortization of organization expenses                          0                 0             4,526                 4,526
       Administration fees                                       49,860                 0            45,279                95,139
       Depository fees                                           27,065                                                    27,065
       Shareholder Service Fees - Retail Series                                                      74,112                74,112
       Distribution Fee - Retail Series                                                              45,637                45,637
       Transfer Agent Fee                                                           1,600               600                 2,200
       Legal fees                                                 9,297            10,671             2,244                22,212
       Fund accounting fees                                      18,239             1,500             1,500                21,239
       Compensation of trustees                                  10,011             2,656             1,461                14,128
       Insurance fees                                             3,539             3,839               501                 7,879
       Audit fees                                                13,400             3,836             5,000                22,236
       Registration Fees                                                            8,340             7,910                16,250
       Printing                                                     610             1,600            15,380                17,590
       Miscellaneous expenses                                         0             7,660             2,307                 9,967
                                                                                                                                0

           ------------       -----------        ----------           ------------
       Total expenses                                           235,299            90,299           274,514               600,112
       Less: Waiver of advisory fees                            (87,419)                0                                 (87,419)
             Reimbursement of expenses                          (31,226)           (1,148)          (37,007)              (69,381)
                                                           ------------       -----------        ----------           ------------
       Net expenses                                             116,654            89,151           237,507               443,312
                                                           ------------       -----------        ----------           ------------
NET INVESTMENT INCOME                                         3,025,806         1,211,985         1,603,817             5,841,608

       Net realized loss from Investments                       (27,745)                                                  (27,745)
       Net realized loss from Portfolio                                            (9,815)          (14,828)              (24,643)
                                                           ------------       -----------        ----------           ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATION                                   $2,998,061        $1,202,170        $1,588,989            $5,813,863
                                                           ============       ===========        ==========           ============


                                                     ADJUSTMENTS
                                                  (REFERENCES ARE TO            PRO FORMA
                                                  PRO FORMA FOOTNOTES)            EFFECT
                                                  --------------------          ----------
INTEREST INCOME:                                   (3,142,460)(c)               3,142,460

EXPENSES:
       Alocated Expense from Hub                     (116,654)(c)                       0
       Investment advisory fees                                                   103,278
       Amortization of organization expenses                                        4,526
       Administration fees                            (20,349)(e)                  74,790
       Depository fees                                                             27,065
       Shareholder Service Fees - Retail Series                                    74,112
       Distribution Fee - Retail Series                                            45,637
       Transfer Agent Fee                                                           2,200
       Legal fees                                      (5,000)(h)                  17,212
       Fund accounting fees                            (3,000)(g)                  18,239
       Compensation of trustees                        (5,867)(f)                   8,261
       Insurance fees                                  (3,839)(f)                   4,040
       Audit fees                                      (8,000)(h)                  14,236
       Registration Fees                                                           16,250
       Printing                                                                    17,590
       Miscellaneous expenses                                                       9,967
                                                 -------------               -------------
       Total expenses                                (162,709)                    437,403

       Less: Waiver of advisory fees                        0                     (87,419)
             Reimbursement of expenses                 46,055                     (23,326)
                                                 -------------               -------------
       Net expenses                                  (116,654)                    326,658
                                                 -------------               -------------
NET INVESTMENT INCOME                              (3,025,806)                  2,815,802

       Net realized loss from Investments                                         (27,745)
       Net realized loss from Portfolio                24,643 (c)                       0
                                                 -------------               -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATION                        ($3,025,806)                  2,788,057
                                                 =============               =============



             See Notes to Combining Pro Forma Financial Statements

    PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET FUND AND
                 PRINCIPAL PRESERVATION CASH RESERVE PORTFOLIO
             NOTES TO THE COMBINING PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


The pro forma adjustments to these pro forma combining financial statements consist of:

   a. The Institutional Fund presently operates as part of a Hub and Spoke(R) money market mutual fund structure. In this structure, the Institutional Fund (which sometimes is referred to as a spoke) invests all of its investable assets in the Prime Money Market Portfolio (the "Hub"), a series of The Prime Portfolios, where the assets are commingled and commonly invested with assets contributed by other spoke funds. The Institutional Fund promotes sales of its shares primarily to institutional investors, and therefore is characterized by a high ($50,000) minimum investment and no Rule 12b-1 Distribution Fee. The only other spoke presently operating in this structure is the Cash Reserve Portfolio of Principal Preservation Portfolios, Inc. Cash Reserve's shares are promoted for sale to the general public by retail brokers, and Cash Reserve therefore has a much lower minimum investment amount and carries a Rule 12b-1 Distribution Fee.

        The Reorganization involves the collapsing of this Hub and Spoke structure into a single mutual fund with two separate classes of shares, one class (Class Y Common Stock or the Institutional Class) which will have a distribution system and fee structure directed to institutional investors similar to the Institutional Fund, and a second class (Class X Common Stock or the Retail Class) which will have a distribution system and fee structure (including a Rule 12b-1 Distribution Fee) directed to retail investors identical to the Cash Reserve Portfolio. In the Reorganization, the Institutional Fund and Cash Reserve each will withdraw their assets (subject to their liabilities) from the Hub. Cash Reserve will then acquire all of the assets (subject to the liabilities) of the Institutional Fund in exchange for shares of Cash Reserve's Institutional Class. Shares of the Institutional Class so received by the Institutional Fund will be distributed pro rata to shareholders of the Institutional Fund, and the Institutional Fund will be dissolved. As a result of the Reorganization, each shareholder of the Institutional Fund will receive, in exchange for the shares of the Institutional Fund owned by such shareholder, an equal number of shares of Cash Reserve's Institutional Class valued at $1.00 per share. Each share of Cash Reserve outstanding immediately prior to the consummation of the Reorganization automatically will be redesignated (without affecting the rights and privileges appertaining thereto) as a share of Cash Reserve's Retail Class.

        Following the Reorganization, the portfolio securities presently held in the Hub and managed by Ziegler Asset Management, Inc. will instead be held in the Cash Reserve Portfolio, will be owned pro rata by holders of Cash Reserve's Institutional Class and its Retail Class, and will be managed by Ziegler Asset Management, Inc. pursuant to the same investment objective, policies and programs currently operative at the Hub.

        All expenses associated with the Reorganization (which are estimated at $90,000 exclusive of the capital contribution described in note d. below) will be paid by B.C. Ziegler or one of its affiliates.

   b. The foregoing unaudited Pro Forma Financial Statements consist of: (i) Pro Forma Combining Statements of Assets and Liabilities of the Hub, the Institutional Fund and Cash Reserve as of December 31, 1994 and as of June 30, 1995, assuming the Reorganization had been consummated on those respective dates; (ii) the Pro Forma Combining Statements of Operations for the Hub, the Institutional Fund and Cash Reserve for the year ended December 31, 1994 and for the six-month period ended June 30, 1995, giving effect to the

        Reorganization as if it had been consummated on January 1, 1994 and January 1, 1995, respectively; and (iii) Pro Forma Combining
        Schedules of Investments of the Hub as of December 31, 1994 and as of June 30, 1995, assuming the Reorganization had been consummated on those respective dates.

  c. Removal of the intercompany activity including net interest income, allocated expense from Hub, capital investments and partnership distributions between the Hub, the Institutional Fund and Cash Reserve.

  d. Equalization of capital losses incurred at the Hub level on sales of portfolio securities. Those losses were originally allocated on a proportionate basis to the Institutional Fund and Cash Reserve. As a result of subsequent disproportionate variances in the relative net assets of the Institutional Fund and Cash Reserve, those capital losses have become disproportionate. As a result, immediately prior to consummation of the Reorganization, B.C. Ziegler or an affiliate will make a capital contribution to the Institutional Fund in an amount sufficient to equalize, on a proportionate basis, the capital losses residing at the Institutional Fund and Cash Reserve. As of December 31, 1994, and June 30, 1995, the amount of the capital contributions necessary to bring about this equalization would have been $12,594 and 30,193, respectively.

  e. B.C. Ziegler presently provides administrative services to the Hub under an Administrative Services Agreement which provides for the payment of compensation to B.C. Ziegler for such services at the rate of 0.10% of the Hub's first $200 million in average net assets, and 0.05% of the Hub's average net assets in excess of $200 million. Under a separate Administrative Services Agreement between B.C. Ziegler and Principal Preservation (on behalf of the Cash Reserve Portfolio), B.C. Ziegler provides administrative services to Cash Reserve, and receives compensation for such services at the rate of 0.15% of Cash Reserve's average net assets.

        Following the Reorganization, these separate administrative service arrangements will be consolidated and will be provided to Cash Reserve by Ziegler Asset Management, Inc. pursuant to a single Administrative Services Agreement. The compensation to be paid to Ziegler Asset Management, Inc. under the new Administrative Services Agreement will be 0.15% of the Cash Reserve's average net assets up to $200 million, and 0.10% of Cash Reserve's average net assets in excess of $200 million. While the restructuring of the administrative services relationship will result in an overall reduction in administrative fees, the portion of the new fee to be allocated to the Institutional Class of shares will be somewhat higher than the fee presently allocated to shares of the Institutional Fund.

  f. Reduction of Trustee fees and insurance premiums associated with elimination of multiple Boards of Trustees.

  g. Reduction of the fund accounting fees associated with the elimination of separate financial statements and records for the Hub and the Institutional Fund.

  h. Reduction of legal and audit fees associated with elimination of the Hub and the Institutional Fund.

  i. This adjustment reverses the acceleration of deferred organization expense at the Institutional Fund and the Hub. Cash Reserve's organization expenses were not accelerated, and therefore the $7,697 amortized amount shown for Cash Reserve for 1994 is included in the pro forma column reflecting the effects of the Reorganization.

  j. This adjustment eliminates the net capital losses reflected in the historic numbers for the Institutional Fund and Cash Reserve, after giving effect to a capital contribution made by B.C. Ziegler at the Hub level during 1994. This capital contribution did not affect the net asset value.

PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
COMBINING SCHEDULE OF INVESTMENTS
December 31, 1994 (unaudited)

                                                                                                   Prime Portfolio
                                                                                          -------------------------------
                                                             Maturity       Interest       Principal
                                                               Date           Rate          Amount             Value
                                                           -------------  ------------    ------------      -------------
U.S. Government and Agency Obligations - 65.53%
Agency for International Development & Treasury Bills
Agency for International Development (Panama)(a)...           08/01/11        7.33%           455,000           461,713
Agency for International Development (Isreal)(b)...           01/01/06        6.81%         2,441,115         2,441,114
                                                                                                             ----------
Total Agency for International Development                                                                    2,902,827
                                                                                                             ----------

Farmers Home Administration ("FmHA")
FmHA (c)...........................................           01/22/18        9.75%           621,352           673,225
FmHA (c)...........................................           07/26/96        8.75%           121,702           122,098
FmHA (c)...........................................           07/01/00        8.75%           301,708           310,893
FmHA (c)...........................................           07/01/13        8.75%            84,378            86,698
FmHA (c)...........................................           08/17/00        8.75%           288,059           295,734
FmHA (c)...........................................           08/23/00        8.75%           200,765           207,007
FmHA (c)...........................................           08/23/00        8.75%           125,779           129,689
FmHA (c)...........................................           08/30/00        8.75%           167,699           172,185
FmHA (c)...........................................           09/20/00        8.75%           223,429           230,096
FmHA (c)...........................................           10/08/00        8.75%           232,377           239,847
FmHA (c)...........................................           10/08/00        8.75%           155,016           159,921
FmHA (c)...........................................           11/15/07        8.25%           593,111           621,653
FmHA (c)...........................................           01/15/14        8.25%           153,329           162,100
FmHA (c)...........................................           02/09/97        7.75%            25,141            25,249
FmHA (c)...........................................           07/08/99        7.75%            62,345            62,996
FmHA (c)...........................................           03/30/03        7.25%           450,953           457,372
FmHA (c)...........................................           12/12/11        7.25%           169,768           170,413
FmHA (c)...........................................           07/01/22        7.13%            72,702            72,782
FmHA (c)...........................................           10/05/22        7.13%           267,480           268,528
FmHA (c)...........................................           06/15/00        7.00%            74,227            73,828
FmHA (c)...........................................           08/24/00        7.00%            27,000            26,885
FmHA (c)...........................................           11/01/07        6.88%           249,721           254,942
FmHA (c)...........................................           01/01/18        6.88%           147,882           151,389
FmHA (c)...........................................           06/15/23        6.85%            91,608            91,177
FmHA (c)...........................................           08/24/23        6.85%           270,000           268,922
FmHA (c)...........................................           11/01/00        6.50%            82,371            82,371
FmHA (c)...........................................           03/04/14        4.75%            76,512            76,828
                                                                                                             ----------
Total Farmers Home Administration..................                                                           5,494,828
                                                                                                             ----------

Federal Farm Credit Bank
Total Federal Farm Credit Note.....................           02/02/95         6.00%         5,000,000        4,973,333
Total Federal Farm Credit Note.....................           01/18/95         5.93%         5,000,000        4,985,999
                                                                                                             ----------
Total Federal Farm Credit Bank.....................                                                           9,959,332
                                                                                                             ----------




                                                                 Adjustments          Pro Forma Effect
                                                          ---------------------    -----------------------
                                                           Principal                Principal
                                                           Amount       Value        Amount       Value
                                                          ----------  ---------    ----------  -----------
U.S. Government and Agency Obligations - 65.53%
Agency for International Development & Treasury Bills
Agency for International Development (Panama)(a)...                                  455,000      461,713
Agency for International Development (Isreal)(b)...                                2,441,115    2,441,114
                                                                      ---------                -----------
Total Agency for International Development                                   0                   2,902,827
                                                                      ---------                -----------
Farmers Home Administration ("FmHA")
FmHA (c)...........................................                                   621,352      673,225
FmHA (c)...........................................                                   121,702      122,098
FmHA (c)...........................................                                   301,708      310,893
FmHA (c)...........................................                                    84,378       86,698
FmHA (c)...........................................                                   288,059      295,734
FmHA (c)...........................................                                   200,765      207,007
FmHA (c)...........................................                                   125,779      129,689
FmHA (c)...........................................                                   167,699      172,185
FmHA (c)...........................................                                   223,429      230,096
FmHA (c)...........................................                                   232,377      239,847
FmHA (c)...........................................                                   155,016      159,921
FmHA (c)...........................................                                   593,111      621,653
FmHA (c)...........................................                                   153,329      162,100
FmHA (c)...........................................                                    25,141       25,249
FmHA (c)...........................................                                    62,345       62,996
FmHA (c)...........................................                                   450,953      457,372
FmHA (c)...........................................                                   169,768      170,413
FmHA (c)...........................................                                    72,702       72,782
FmHA (c)...........................................                                   267,480      268,528
FmHA (c)...........................................                                    74,227       73,828
FmHA (c)...........................................                                    27,000       26,885
FmHA (c)...........................................                                   249,721      254,942
FmHA (c)...........................................                                   147,882      151,389
FmHA (c)...........................................                                    91,608       91,177
FmHA (c)...........................................                                   270,000      268,922
FmHA (c)...........................................                                    82,371       82,371
FmHA (c)...........................................                                    76,512       76,828
                                                                      ---------                -----------
Total Farmers Home Administration..................                          0                   5,494,828
                                                                      ---------                -----------

Federal Farm Credit Bank
Total Federal Farm Credit Note.....................                                 5,000,000    4,973,333
Total Federal Farm Credit Note.....................                                 5,000,000    4,985,999
                                                                      ---------                -----------
Total Federal Farm Credit Bank.....................                          0                   9,959,332
                                                                      ---------                -----------


PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
COMBINING SCHEDULE OF INVESTMENTS (Continued)
December 31, 1994 (unaudited)

                                                                                            Prime Portfolio
                                                                                            -------------------
                                                                Maturity       Interest     Principal
                                                                  Date           Rate        Amount       Value
                                                                --------       --------     ---------     -----
Federal Home Loan Bank ("FHLB")
Federal Home Loan Bank ("FHLB") Floating Rate Note              03/08/96        6.06%      1,000,000     998,798
FHLB, Discount Note................................             01/19/95        5.94%      5,000,000   4,985,150
FHLB, Discount Note................................             01/11/95        5.90%      3,000,000   2,995,083
                                                                                                       ---------
Total Federal Home Loan Bank.......................                                                    8,979,031
                                                                                                      ----------
Federal National Mortgage Association ("FNMA")
Federal National Mortgage Association ("FNMA"), Discount
  Note                                                          01/17/95      0.0595       5,000,000   4,986,778
FNMA Discount Note.................................             01/03/95        5.91%      5,000,000   4,998,358
FNMA Discount Note.................................             01/09/95        5.90%      2,000,000   1,997,378
                                                                                                      ----------
Total Federal National Mortgage Association........                                                   11,982,514
                                                                                                      ----------

Small Business Administration ("SBA")
Guaranteed Variable Rate Pool #501866.............              01/25/00       11.30%        975,975   1,042,062
SBA Pool #502496 (c)...............................             09/25/06        9.73%      1,162,124   1,268,059
SBA Pool #501471 (c)...............................             02/25/11        9.38%         41,818      47,129
SBA Pool #501177 (c)...............................             12/25/12        9.13%        385,377     437,326
SBA Pool #502500 (c)...............................             01/25/03        8.98%      1,795,062   1,902,132
SBA Pool #500489 (c)...............................             03/25/08        8.63%        153,774     165,840
SBA Pool #500467 (c)...............................             01/25/13        8.63%        200,220     220,125
SBA Pool #500659 (c)...............................             06/25/13        8.63%        504,211     553,672
SBA Pool #500279 (c)...............................             02/25/12        7.63%         36,010      38,027
SBA Pool #500726 (c)...............................             01/25/14        7.63%         73,850      78,770
SBA Pool #500340 (c)...............................             08/25/12        7.13%        273,817     288,634
SBA Pool #500263 (c)...............................             04/25/12        7.00%        172,577     178,215
SBA Pool #500725 (c)...............................             05/25/13        7.00%      1,057,934   1,073,243
SBA Pool #501732 (c)...............................             01/25/17        6.63%      1,867,714   1,881,422
SBA Pool #500981 (c)...............................             07/25/05        6.50%        656,789     666,759
SBA Pool #502122 (c)...............................             01/25/18        6.50%        903,674     913,470
SBA Pool #501218 (c)...............................             07/25/15        6.25%        453,556     462,778
SBA Pool #501140 (c)...............................             09/25/06        6.13%        124,298     125,306
SBA Pool #502123 (c)...............................             12/25/17        6.00%      2,638,130   2,693,563
SBA Pool #502172 (c)...............................             12/25/06        5.88%      1,172,894   1,176,818
SBA Pool #501892 (c)...............................             04/25/07        5.88%        438,299     440,388
SBA Pool #501934 (c)...............................             07/25/09        5.88%        848,556     854,442
SBA Pool #501764 (c)...............................             11/25/19        5.75%      2,736,313   2,741,700
SBA Pool #502348 (c)...............................             09/25/13        5.63%      1,898,353   1,898,353
SBA Loan (c).......................................             01/15/02        8.80%        259,599     270,882
SBA Loan (c).......................................             01/15/04        7.98%        462,045     477,692
SBA Loan (c).......................................             10/15/09        7.98%        397,605     418,543
SBA Loan (c).......................................             06/15/07        7.50%         91,130      93,376
SBA Loan (c).......................................             12/15/06        7.48%        289,903     298,566

                                                                Adjustments             Pro Forma Effect
                                                                -----------             ----------------
                                                                Principal              Principal
                                                                 Amount      Value      Amount        Value
                                                                ---------    -----     ---------      -----
Federal Home Loan Bank ("FHLB")
Federal Home Loan Bank ("FHLB") Floating Rate Note                                      1,000,000      998,798
FHLB, Discount Note................................                                     5,000,000    4,985,150
FHLB, Discount Note................................                                     3,000,000    2,995,083
                                                                             -----                 ----------
Total Federal Home Loan Bank.......................                            0                     8,979,031
                                                                             -----                  ----------

Federal National Mortgage Association ("FNMA")
Federal National Mortgage Association ("FNMA"), Discount
  Note
FNMA Discount Note.................................
FNMA Discount Note.................................                                     2,000,000    1,997,378
                                                                             -----                  ----------
Total Federal National Mortgage Association........                            0                    11,982,514
                                                                             -----                  ----------

Small Business Administration ("SBA")
Guaranteed Variable Rate Pool #501866.............                                        975,975    1,042,062
SBA Pool #502496 (c)...............................                                     1,162,124    1,268,059
SBA Pool #501471 (c)...............................                                        41,818       47,129
SBA Pool #501177 (c)...............................                                       385,377      437,326
SBA Pool #502500 (c)...............................                                     1,795,062    1,902,132
SBA Pool #500489 (c)...............................                                       153,774      165,840
SBA Pool #500467 (c)...............................                                       200,220      220,125
SBA Pool #500659 (c)...............................                                       504,211      553,672
SBA Pool #500279 (c)...............................                                        36,010       38,027
SBA Pool #500726 (c)...............................                                        73,850       78,770
SBA Pool #500340 (c)...............................                                       273,817      288,634
SBA Pool #500263 (c)...............................                                       172,577      178,215
SBA Pool #500725 (c)...............................                                     1,057,934    1,073,243
SBA Pool #501732 (c)...............................                                     1,867,714    1,881,422
SBA Pool #500981 (c)...............................                                       656,789      666,759
SBA Pool #502122 (c)...............................                                       903,674      913,470
SBA Pool #501218 (c)...............................                                       453,556      462,778
SBA Pool #501140 (c)...............................                                       124,298      125,306
SBA Pool #502123 (c)...............................                                     2,638,130    2,693,563
SBA Pool #502172 (c)...............................                                     1,172,894    1,176,818
SBA Pool #501892 (c)...............................                                       438,299      440,388
SBA Pool #501934 (c)...............................                                       848,556      854,442
SBA Pool #501764 (c)...............................                                     2,736,313    2,741,700
SBA Pool #502348 (c)...............................                                     1,898,353    1,898,353
SBA Loan (c).......................................                                       259,599      270,882
SBA Loan (c).......................................                                       462,045      477,692
SBA Loan (c).......................................                                       397,605      418,543
SBA Loan (c).......................................                                        91,130       93,376
SBA Loan (c).......................................                                       289,903      298,566

PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
COMBINING SCHEDULE OF INVESTMENTS (Continued)
December 31, 1994 (unaudited)

                                                                                                 Prime Portfolio
                                                                                                -------------------------
                                                                     Maturity     Interest       Principal
                                                                       Date         Rate          Amount         Value
                                                                    ----------  ------------    -----------  -----------
SBA Loans (Continued)
SBA Loan (c).......................................                   07/15/07     7.48%        375,881          385,349
SBA Loan (c).......................................                   01/15/07     7.23%        204,905          213,877
                                                                                                             -----------
Total Small Business Administration...............                                                            23,306,518
                                                                                                             -----------
Student Loan Marketing Association ("SLMA")........                   02/01/95     8.55%        500,000          500,855
                                                                                                             -----------
Total Student Loan Marketing Association ......................                                                  500,855
                                                                                                             -----------
                                                                                                             -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS...................                                               63,125,905
                                                                                                             -----------

Short Term - 33.51%
Repurchase Agreements
Government Securities Corp of Texas                                    01/03/95    6.90%      9,982,315        9,982,315
(Agreement dated 12/30/94, collateralized by
$10,658,030 in various Farmers Federal
Credit Loans due at various dates through 06/28/33;
$9,987,977 to be received upon maturity)

Government Securities Corp of Texas                                    01/03/95    6.40%      6,584,954        6,584,954
(Agreement dated 12/30/94, collateralized by
$7,355,535 in various Small Business Administration
Obligations due at various dates through 02/15/20;
$6,588,4189,987,977 to be received upon maturity)

First Boston Corp.                                                     07/03/95    6.05%     15,711,443       15,711,443
(Agreement dated 12/30/94, collateralized by
$16,249,516 in various Farmers Home Administration
Loans due at various dates through 11/15/96;
$15,718,997 to be received upon maturity
                                                                                                             -----------
TOTAL SHORT TERM ..............................                                                               32,278,712
                                                                                                             -----------
Total Investments, at Amortized Cost -99.04%                                                                  95,404,617
Other Assets, less Liabilities - 0.96%                                                                           926,978
                                                                                                             -----------
Net Assets - 100%                                                                                            $96,331,595
                                                                                                             -----------

                                                                       Adjustments          Pro Forma Effect
                                                                -----------------------  -----------------------
                                                                  Principal                 Principal
                                                                   Amount         Value      Amount       Value
                                                                -------------  --------  -----------  ----------
SBA Loans (Continued)
SBA Loan (c).......................................                                         375,881      385,349
SBA Loan (c).......................................                                         204,905      213,877
                                                                               --------              -----------
Total Small Business Administration...............                                  0                 23,306,518
                                                                               --------              -----------

Student Loan Marketing Association ("SLMA")........                                         500,000      500,855
                                                                               --------              -----------
Total Student Loan Marketing Association ...........                                0                    500,855
                                                                               --------              -----------
                                                                               --------              -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS........                                0                 63,125,905
                                                                               --------              -----------

Short Term - 33.51%
Repurchase Agreements
Government Securities Corp of Texas                                                       9,982,315    9,982,315
(Agreement dated 12/30/94, collateralized by
$ 10,658,030 in various Farmers Federal
Credit Loans due at various dates through 06/28/33;
$9,987,977 to be received upon maturity)

Government Securities Corp of Texas                                                       6,584,954    6,584,954
(Agreement dated 12/30/94, collateralized by
$ 7,355,535 in various Small Business Administration
Obligations due at various dates through 02/15/20;
$6,588,4189,987,977 to be received upon maturity)

First Boston Corp.                                                                       15,711,443   15,711,443
(Agreement dated 12/30/94, collateralized by
$16,249,516 in various Farmers Home Administration
Loans due at various dates through 11/15/96;
$ 15,718,997 to be received upon maturity
                                                                               --------              -----------
TOTAL SHORT TERM ...................................                                0                 32,278,712
                                                                               --------              -----------

Total Investments, at Amortized Cost -99.04%                                                          95,404,617
Other Assets, less Liabilities - 0.96%                                                                   926,978
                                                                               --------              -----------
Net Assets - 100%                                                                   0                $96,331,595
                                                                               --------              -----------


Notes to Combining Schedule of Investments

(a) The security has a floating/variable rate coupon payment tied to the Treasury Bill lending rate. The coupon payment adjusts weekly or quarterly thereby reducing the effective maturity to one year or less.
(b) The security has a floating/variable rate coupon payment tied to the 6 month LIBOR lending rate. The coupon payment adjusts weekly thereby reducing the effective maturity to one year or less.
(c) The security has a floating/variable rate coupon payment tied to the Prime lending rate. The coupon payment adjusts either daily, monthly, quarterly, semiannually or annually thereby reducing the effective maturity to one year or less.

PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
COMBINING SCHEDULE OF INVESTMENTS
June 30, 1995 (unaudited)

                                                                                     Prime Portfolio
                                                                              ---------------------------
                                                          Maturity  Interest    Principal
                                                            Date      Rate       Amount        Value
                                                          ---------- -------- ----------- ---------------
U.S. Government and Agency Obligations - 20.2%
Farmers Home Administration ("FmHA")
FmHA (c)....................................              07/26/96     10.00%      119,166      119,167
FmHA (c)....................................              02/09/97      9.00%       21,211       21,254
FmHA (c)....................................              07/08/99      9.00%       59,606       60,070
FmHA (c)....................................              11/01/00      7.75%       82,371       82,371
FmHA (c)....................................              03/04/14      7.75%       74,846       75,129
FmHA (c)....................................              07/01/22      7.63%       52,902       52,958
FmHA (c)....................................              10/05/22      7.63%      267,480      268,434
FmHA (c)....................................              06/15/00      7.50%       74,227       74,227
FmHA (c)....................................              08/24/00      7.50%       27,000       27,000
FmHA (c)....................................              06/15/23      7.35%       91,608       91,608
FmHA (c)....................................              08/24/23      7.35%      270,000      270,000
FmHA (c)....................................              12/12/11      7.25%      169,768      170,379
                                                                                              -----------
Total Farmers Home Administration..................                                           1,312,597
                                                                                              -----------
Federal Farm Credit Bank
Total Federal Farm Credit Note..............              11/01/95      6.10%    1,000,000    1,000,000
                                                                                              -----------
Total Federal Farm Credit Bank.....................                                           1,000,000
                                                                                              -----------
Federal Home Loan Bank ("FHLB")
FHLB Floating Rate Note (a).................              03/08/96      6.06%    1,000,000      999,303
                                                                                              -----------
Total Federal Home Loan Bank.......................                                             999,303
                                                                                              -----------
Federal National Mortgage Association ("FNMA")
FNMA Discount Note..........................              07/11/95      5.87%    2,000,000    1,996,739
                                                                                              -----------
Total Federal National Mortgage Association........                                           1,996,739
                                                                                              -----------
Small Business Administration ("SBA")
SBA Pool #501866 (c)........................              01/26/00     10.63%      760,509      803,217
SBA Pool #501471 (c)........................              02/25/11     10.63%       26,255       29,328
SBA Pool #501167 (c)........................              12/25/12     10.38%      354,966      399,846
SBA Pool #500467 (c)........................              01/25/13      9.88%      198,039      215,493
SBA Pool #500340 (c)........................              08/25/12      8.38%      252,014      264,172
SBA Pool #500263 (c)........................              04/25/12      8.25%      170,150      175,008
SBA Pool #500981 (c)........................              07/25/05      7.75%      635,560      642,891
SBA Pool #502128 (c)........................              07/25/15      7.50%      444,632      453,032
SBA Pool #502140 (c)........................              09/25/06      7.38%      120,768      121,373
SBA Pool #502123 (c)........................              12/25/17      7.25%    2,060,168    2,102,249
SBA Pool #502172 (c)........................              12/25/06      7.13%    1,140,080    1,143,736
SBA Pool #502934 (c)........................              07/25/09      7.13%      769,525      774,427
SBA Pool #502122 (c)........................              01/25/18      7.00%      861,130      869,873
SBA Pool #502348 (c)........................              09/25/13      6.88%    1,871,524    1,871,524

                                                                Adjustments              Pro Forma Effect
                                                       ------------------------     ----------------------------
                                                         Principal                    Principal
                                                           Amount       Value          Amount          Value
                                                       -----------  -----------     -----------  ---------------
U.S. Government and Agency Obligations - 20.2%
Farmers Home Administration ("FmHA")
FmHA (c)....................................                                          119,166          119,167
FmHA (c)....................................                                           21,211           21,254
FmHA (c)....................................                                           59,606           60,070
FmHA (c)....................................                                           82,371           82,371
FmHA (c)....................................                                           74,846           75,129
FmHA (c)....................................                                           52,902           52,958
FmHA (c)....................................                                          267,480          268,434
FmHA (c)....................................                                           74,227           74,227
FmHA (c)....................................                                           27,000           27,000
FmHA (c)....................................                                           91,608           91,608
FmHA (c)....................................                                          270,000          270,000
FmHA (c)....................................                                          169,768          170,379
                                                                    -----------                  ---------------
Total Farmers Home Administration...........                              0                          1,312,597
                                                                    -----------                  ---------------
Federal Farm Credit Bank
Total Federal Farm Credit Note..............                                        1,000,000        1,000,000
                                                                    -----------                  ---------------
Total Federal Farm Credit Bank..............                              0                          1,000,000
                                                                    -----------                  ---------------
Federal Home Loan Bank ("FHLB")
FHLB Floating Rate Note (a).................                                        1,000,000          999,303
                                                                    -----------                  ---------------
Total Federal Home Loan Bank................                              0                            999,303
                                                                    -----------                  ---------------
Federal National Mortgage Association ("FNMA")
FNMA Discount Note..........................                                        2,000,000        1,996,739
                                                                    -----------                  ---------------
Total Federal National Mortgage Association.                              0                          1,996,739
                                                                    -----------                  ---------------
Small Business Administration ("SBA")
SBA Pool #501866 (c)........................                                          760,509          803,217
SBA Pool #501471 (c)........................                                           26,255           29,328
SBA Pool #501167 (c)........................                                          354,966          399,846
SBA Pool #500467 (c)........................                                          198,039          215,493
SBA Pool #500340 (c)........................                                          252,014          264,172
SBA Pool #500263 (c)........................                                          170,150          175,008
SBA Pool #500981 (c)........................                                          635,560          642,891
SBA Pool #502128 (c)........................                                          444,632          453,032
SBA Pool #502140 (c)........................                                          120,768          121,373
SBA Pool #502123 (c)........................                                        2,060,168        2,102,249
SBA Pool #502172 (c)........................                                        1,140,080        1,143,736
SBA Pool #502934 (c)........................                                          769,525          774,427
SBA Pool #502122 (c)........................                                          861,130          869,873
SBA Pool #502348 (c)........................                                        1,871,524        1,871,524


PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
COMBINING SCHEDULE OF INVESTMENTS (Continued)
June 30, 1995 (unaudited)

                                                                                     Prime Portfolio
                                                                                     ---------------
                                                       Maturity    Interest     Principal
                                                          Date        Rate        Amount          Value
                                                       --------    --------     ---------         -----
SBA Loans (Continued)
SBA Loan (c)................................            01/15/04      8.48%      445,863         458,697
SBA Loan (c)................................            12/15/06      7.98%      284,778         292,193
SBA Loan (c)................................            06/15/05      7.88%       88,961          90,813
SBA Loan (c)................................            07/15/05      7.88%      363,633         371,420
                                                                                              ----------
Total Small Business Administration...............                                            11,079,292
                                                                                              ----------
Agency for International Development &
 Treasury Bills
U.S Treasury Bill...........................            05/30/96      5.85%   $2,000,000     $ 1,897,678
Agency for International Development (Panama)(a)...     08/01/11      6.38%      455,000         458,477
Agency for International Development (Isreal)(b)...     01/01/06      5.69%    2,379,497       2,379,497
                                                                                              ----------
Total Agency for International Development &
 Treasury Bills                                                                                4,735,652
                                                                                              ----------

Student Loan Marketing Association ("SLMA")
SLMA (a)....................................            12/20/96      5.72%    2,000,000     $ 2,000,000
                                                                                              ----------
Total Student Loan Marketing......................                                             2,000,000
                                                                                              ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS..........                                        23,123,583
                                                                                              ----------

Short Term - 76.1%
Commerical Paper -33.8%
American Express Credit Corporation.........            07/17/95      6.01%    1,000,000         997,329
American Express Credit Corporation.........            09/11/95      5.93%    1,000,000         988,140
American Express Credit Corporation.........            09/22/95      5.80%    1,000,000         986,628
American Express Credit Corporation.........            09/29/95      5.65%    1,000,000         985,875
American Express Credit Corporation.........            11/03/95      5.78%    1,000,000         979,931
American General Corporation................            07/14/94      5.88%    1,000,000         997,877
American General Corporation................            07/20/95      5.95%    2,000,000       1,993,720
American General Corporation................            08/17/95      5.92%    2,000,000       1,984,542
Associates Corporation......................            08/01/95      5.96%    1,000,000         994,868
Associates Corporation......................            08/04/95      5.94%    2,000,000       1,988,780
Associates Corporation......................            08/10/95      5.89%    2,000,000       1,986,911
The CIT Group Holdings, Inc.................            07/24/95      6.00%    1,000,000         996,167
The CIT Group Holdings, Inc.................            08/03/95      5.75%    1,000,000         994,729
The CIT Group Holdings, Inc.................            08/18/95      6.00%    2,000,000       1,984,133
The CIT Group Holdings, Inc.................            09/15/95      6.03%    1,000,000         987,270
Ford Motor Credit Corporation...............            07/27/95      5.95%    4,000,000       3,982,811
Ford Motor Credit Corporation...............            07/11/95      6.04%    1,000,000         998,322

                                                     Adjustments                 Pro Forma Effect
                                                     -----------                 ----------------
                                                  Principal                     Principal
                                                    Amount          Value         Amount           Value
                                                  ---------         -----       ---------          -----
SBA Loans (Continued)
SBA Loan (c)................................                                       445,863        458,697
SBA Loan (c)................................                                       284,778        292,193
SBA Loan (c)................................                                        88,961         90,813
SBA Loan (c)................................                                       363,633        371,420
                                                                   ----                        ----------
Total Small Business Administration.........                          0                        11,079,292
                                                                   ----                        ----------

Agency for International Development &
 Treasury Bills
U.S Treasury Bill...........................                                     2,000,000      1,897,678
Agency for International Development (Panama)(a)...                                455,000        458,477
Agency for International Development (Isreal)(b)...                              2,379,497      2,379,497
                                                                   ----                        ----------
Total Agency for International Development &
 Treasury Bills                                                       0                         4,735,652
                                                                   ----                        ----------

Student Loan Marketing Association ("SLMA")
SLMA (a)....................................                                     2,000,000      2,000,000
                                                                   ----                        ----------
Total Student Loan Marketing................                          0                         2,000,000
                                                                   ----                        ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS....                      0                        23,123,583
                                                                   ----                        ----------

Short Term - 76.1%
Commerical Paper -33.8%
American Express Credit Corporation.........                                     1,000,000        997,329
American Express Credit Corporation.........                                     1,000,000        988,140
American Express Credit Corporation.........                                     1,000,000        986,628
American Express Credit Corporation.........                                     1,000,000        985,875
American Express Credit Corporation.........                                     1,000,000        979,931
American General Corporation................                                     1,000,000        997,877
American General Corporation................                                     2,000,000      1,993,720
American General Corporation................                                     2,000,000      1,984,542
Associates Corporation......................                                     1,000,000        994,868
Associates Corporation......................                                     2,000,000      1,988,780
Associates Corporation......................                                     2,000,000      1,986,911
The CIT Group Holdings, Inc.................                                     1,000,000        996,167
The CIT Group Holdings, Inc.................                                     1,000,000        994,729
The CIT Group Holdings, Inc.................                                     2,000,000      1,984,133
The CIT Group Holdings, Inc.................                                     1,000,000        987,270
Ford Motor Credit Corporation...............                                     4,000,000      3,982,811
Ford Motor Credit Corporation...............                                     1,000,000        998,322

PRIME MONEY MARKET PORTFOLIO, PROSPECT HILL PRIME MONEY MARKET PORTFOLIO AND CASH RESERVE PORTFOLIO
COMBINING SCHEDULE OF INVESTMENTS (Continued)
June 30, 1995 (unaudited)

                                                                                       Prime Portfolio
                                                                                 --------------------------
                                                             Maturity  Interest    Principal
                                                               Date      Rate       Amount        Value
                                                            --------- ---------- ------------ -------------
Commerical Paper (Continued)
Ford Motor Credit Corporation...............                 07/31/95      5.85%    1,000,000      995,125
Ford Motor Credit Corporation...............                 08/16/95      6.03%    1,000,000      992,295
Ford Motor Credit Corporation...............                 08/24/95      6.00%    1,000,000      991,000
Ford Motor Credit Corporation...............                 08/29/95      6.04%    1,000,000      990,314
General Electric Capital Corporation........                 07/05/95      5.95%    1,000,000      999,339
General Electric Capital Corporation........                 07/21/95      5.95%    1,000,000      996,694
General Electric Capital Corporation........                 08/21/95      6.00%    1,000,000      991,500
General Electric Capital Corporation........                 09/15/95      5.70%    1,000,000      987,967
General Electric Capital Corporation........                 09/26/95      5.77%    1,000,000      986,056
Household Finance Corporation...............                 07/19/95      5.85%    1,000,000      997,075
Household Finance Corporation...............                 08/11/95      5.88%    2,000,000    1,986,607
Household Finance Corporation...............                 08/31/95      6.00%    2,000,000    1,979,666
                                                                                              -------------
Total Commercial Paper.......................                                                   38,721,671
                                                                                              -------------

Repurchase Agreements - 42.3%
Smith Barney................................                 07/03/95      6.08%  $25,000,000  $25,000,000
(Agreement dated 06/26/95, collateralized by
$25,378,019 in various U.S. Treasury Notes due
at various dates through 11/15/99, $25,029,083.33
due at maturity.)
First Boston Corp...........................                 07/03/95      6.05%   23,441,789   23,441,789
(Agreement dated 12/30/95, collateralized by
$24,056,367 in U.S. Treasury Bills due
02/15/98, $23,453,607.22 due at maturity.)
                                                                                              -------------
Total Repurchase Agreements........................                                             48,441,789
                                                                                              -------------

TOTAL SHORT TERM ..................................                                             87,163,460
                                                                                              -------------

Total Investments, at Amortized Cost ..............                                            110,287,043
Other Assets, less Liabilities.....................                                              4,176,059
                                                                                              -------------
Net Assets - 100%..................................                                           $114,463,102
                                                                                              -------------





                                                             Adjustments                 Pro Forma Effect
                                                   ------------------------     -------------------------------
                                                      Principal                        Principal
                                                       Amount       Value              Amount          Value
                                                   ------------  -------------  ---------------   -------------
Commerical Paper (Continued)
Ford Motor Credit Corporation...............                                             1,000,000     995,125
Ford Motor Credit Corporation...............                                             1,000,000     992,295
Ford Motor Credit Corporation...............                                             1,000,000     991,000
Ford Motor Credit Corporation...............                                             1,000,000     990,314
General Electric Capital Corporation........                                             1,000,000     999,339
General Electric Capital Corporation........                                             1,000,000     996,694
General Electric Capital Corporation........                                             1,000,000     991,500
General Electric Capital Corporation........                                             1,000,000     987,967
General Electric Capital Corporation........                                             1,000,000     986,056
Household Finance Corporation...............                                             1,000,000     997,075
Household Finance Corporation..............                                              2,000,000   1,986,607
Household Finance Corporation...............                                             2,000,000   1,979,666
                                                                 -------------                    -------------
Total Commercial Paper............................                          0                       38,721,671
                                                                 -------------                    -------------

Repurchase Agreements - 42.3%
Smith Barney................................                                            25,000,000  25,000,000
(Agreement dated 06/26/95, collateralized by
$25,378,019 in various U.S. Treasury Notes due
at various dates through 11/15/99, $25,029,083.33
due at maturity.)
First Boston Corp...........................                                            23,441,789  23,441,789
(Agreement dated 12/30/95, collateralized by
$24,056,367 in U.S. Treasury Bills due
02/15/98, $23,453,607.22 due at maturity.)
                                                                 -------------                    -------------
Total Repurchase Agreements........................                         0                       48,441,789
                                                                 -------------                    -------------

TOTAL SHORT TERM ...................................                        0                       87,163,460
                                                                 -------------                    -------------

Total Investments, at Amortized Cost ...............                                               110,287,043
Other Assets, less Liabilities......................                                                 4,176,059
                                                                 -------------                    -------------
Net Assets - 100%...................................                        0                     $114,463,102
                                                                 -------------                    -------------

Notes to Combining Schedule of Investments

(a) The security has a floating/variable rate coupon payment tied to the Treasury Bill lending rate. The coupon payment adjusts weekly or quarterly thereby reducing the effective maturity to one year or less.
(b) The security has a floating/variable rate coupon payment tied to the six month Libor lending rate. The coupon payment adjusts weekly thereby reducing the effective maturity to one year or less.
(c) The security has a floating/variable rate coupon payment tied to the Prime lending rate. The coupon payment adjust daily, monthly, quarterly, semiannually or annually thereby reducing the effective maturity to one year or less.